Exhibit 10.1(a)

Supplemental Agreement No. 75

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 and 737-8H4 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of December 13, 2011, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

Buyer and Boeing entered into Purchase Agreement No. 1810 dated January 19, 1994 as amended, and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-7H4 aircraft (737-7H4 Aircraft) and 737-8H4 aircraft (737-8H4 Aircraft); and this Supplemental Agreement is an amendment to and is incorporated into the Purchase Agreement:

WHEREAS, Buyer elects to exercise its option to purchase twenty-three (23) 737-7H4 Option Aircraft, described in Letter Agreement 6-1162-RLL-933R21 to the Purchase Agreement, as identified in Table I below. Furthermore, Buyer elects to substitute, concurrent with execution of this Supplemental Agreement, Boeing Model 737-8H4 aircraft for six (6) of such Option Aircraft in the delivery positions as identified in Table I below; and

TABLE I

Contract Delivery Month	Quantity	Serial Number
Model 737-8H4 aircraft
Mar-2013	1
Apr-2013	2
May-2013	1
Sep-2013	1
Oct-2013	1
Model 737-7H4 aircraft
Apr-2014	1
Sep-2014	2
Oct-2014	1
Nov-2014	1
Dec-2014	1
Nov-2015	1

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

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TABLE I

Contract Delivery Month	Quantity	Serial Number
Jan-2017	1
Feb-2017	1
Mar-2017	1
Apr-2017	1
May-2017	1
Jun-2017	1
Aug-2017	1
Sep-2017	1
Oct-2017	1
Nov-2017	1

WHEREAS, Buyer elects to exercise its right to substitute Boeing Model 737-8H4 aircraft for the twenty-one (21) 737-7H4 Aircraft with delivery positions as shown in Table II below; and

TABLE II

Contract Delivery Month	Quantity	Serial Number
Jan-2013	3	36891, 36634, 36638
Feb-2013	2	36635, 36893
Mar-2013	1	36892
May-2013	1	36894
Jun-2013	2	36895, 36896
Jul-2013	1	36897
Aug-2013	2	36898, 36905
Sep-2013	2	36907, 36911
Oct-2013	2	36912, 36914
Nov-2013	1	36915
Dec-2013	2	36917, 36919
Jan-2014	2	36920, 36909

WHEREAS, Buyer and Boeing agree to add thirty-three (33) incremental firm aircraft to the Purchase Agreement in the model, quantity and delivery positions as shown in Table III below; and

TABLE III

Contract Delivery Month	Quantity	Serial Number
Model 737-8H4
Jul-2013	1
Aug-2013	2
Sep-2013	1
Oct-2013	1
Nov-2013	3
Dec-2013	2
Jan-2014	1
Model 737-7H4
Feb-2014	1
May-2014	2
Jan-2015	1
Feb-2015	1

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TABLE III

Contract Delivery Month	Quantity	Serial Number
Mar-2015	1
Apr-2015	1
May-2015	1
Jun-2015	1
Jul-2015	1
Aug-2015	1
Sep-2015	1
Jan-2018	1
Feb-2018	1
Mar-2018	1
Apr-2018	1
May-2018	1
Jun-2018	1
Jul-2018	1
Aug-2018	1
Sep-2018	1
Oct-2018	1

WHEREAS, Buyer and Boeing agree to convert seventy-eight (78) Purchase Right Aircraft as described in 6-1162-RLL-933R21 to the Purchase Agreement, into 737-7H4 option aircraft in the delivery positions as shown in Table IV below. Furthermore, the parties acknowledge no further Purchase Right Aircraft exist; and

TABLE IV

Delivery Month	Quantity
Jun-2014	2
Jul-2014	4
Aug-2014	2
Sep-2014	2
Oct-2014	2
Nov-2014	2
Dec-2014	1
Jan-2015	2
Feb-2015	1
Mar-2015	1
Apr-2015	1
May-2015	2
Jun-2015	2
Jul-2015	2
Aug-2015	1
Jan-2016	1
Jul-2016	1
Nov-2016	1
Dec-2016	2
Jan-2017	2
Feb-2017	2
Mar-2017	3
Apr-2017	3
May-2017	2
Jun-2017	1
Jul-2017	1

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TABLE IV

Delivery Month	Quantity
Sep-2017	1
Oct-2017	1
Nov-2017	1
Dec-2017	1
Jan-2018	2
Feb-2018	3
Mar-2018	3
Apr-2018	2
May-2018	2
Jun-2018	2
Jul-2018	2
Aug-2018	2
Sep-2018	2
Oct-2018	2
Nov-2018	3
Dec-2018	3

WHEREAS, Buyer and Boeing agree to transfer fifty-one (51) Boeing Model 737-700 firm aircraft and two (2) option aircraft from Purchase Agreement No. 2444, between Boeing and AirTran Airways, Inc. (an indirect wholly owned subsidiary of Buyer), to this Purchase Agreement with delivery positions as shown in Table V below (Transferred Aircraft). Buyer elects to exercise such two (2) option aircraft concurrent with execution of this Supplemental Agreement. Furthermore, Buyer elects to substitute, concurrent with execution of this Supplemental Agreement, Boeing Model 737-8H4 aircraft for fifteen (15) Transferred Aircraft with delivery positions as shown in Table V below; and

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TABLE V

Contract Delivery Month	Quantity	Serial Number
Model 737-8H4
Jun-2012	4	38807, 38808, 38809, 38810
Jul-2012	1	38811
Nov-2012	2	35966, 35969
Dec-2012	1	38818
Jan-2013	1	35964
May-2013	1	cqt opt
Jul-2013	1	cqt opt
Oct-2013	1	35973
Nov-2013	1	33939
Dec-2013	1	36731
Jan-2014	1	36732
Model 737-7H4
Feb-2014	1	35968
Apr-2014	1	35971
Jun-2014	1	38804
Jul-2014	1	38805
Aug-2014	1	36729
Sep-2014	1	36733
Oct-2014	1	38806
Feb-2015	1	36722
Mar-2015	1	36727
Apr-2015	1	38815
May-2015	1	38817
Aug-2015	1	35967
Sep-2015	1	36730
Oct-2015	2	35974, 33940
Nov-2015	2	35975, 36715
Dec-2015	2	36734, 35976
Jan-2016	1	36735
Feb-2016	1	36737
Mar-2016	1	36738
Apr-2016	1	36723
May-2016	1	33937
Jul-2016	1	33942
Aug-2016	2	35965, 36728
Sep-2016	1	41530
Oct-2016	2	38812, 38813
Nov-2016	2	41531, 38814
Dec-2016	1	38816
Feb-2017	1	35970
Mar-2017	1	35972
Apr-2017	1	36736
May-2017	1	33941
Jun-2017	1	35963

WHEREAS, Buyer and Boeing agree to create two (2) new blocks of firm aircraft and reorganize the firm 737-7H4 Aircraft and 737-8H4 Aircraft with delivery months March 2012 through December 2018 in order to differentiate the applicable base year

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dollars and business terms. Such new blocks are identified as “Block 700LUV Aircraft” which consists of one hundred twenty-seven (127) firm 737-7H4 aircraft and “Block 800LUV Aircraft” which consists of seventy-three (73) firm 737-8H4 aircraft; and

WHEREAS, the Boeing and Buyer have completed the final configuration of the 737-8H4 aircraft (Aircraft) and agree to amend the Purchase Agreement to document the final configuration; and

WHEREAS, Buyer and Boeing agree to establish pricing in 2011 base year dollars for the Block 700LUV Aircraft and 800LUV Aircraft; and

***

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. The Table of Contents of the Purchase Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Purchase Agreement by this reference. To aid administration of the Purchase Agreement, the new Table of Contents includes a section for Tables, Exhibits, and Letter Agreements to the Purchase Agreement that Boeing and Buyer agree are inactive or have been deleted from the Purchase Agreement.

2. Article 1, “Subject Matter of Sale,” is deleted in its entirety and a new Article 1 is attached hereto and incorporated into the Purchase Agreement by this reference. Such new Article 1 reflects the incorporation of the new blocks of aircraft; Block 700LUV Aircraft and Block 800LUV Aircraft.

3. Article 3, “Price of Aircraft,” is deleted in its entirety and a new Article 3 is attached hereto and incorporated into the Purchase Agreement by this reference. Such new Article 3 reflects the incorporation of the new blocks of aircraft; Block 700LUV Aircraft and Block 800LUV Aircraft.

4. Table 1, “Aircraft Information Table,” is hereby deleted in its entirety and replaced by a new Table 1, attached hereto and incorporated into the Purchase Agreement.

5. Table 1a, “Aircraft Information Table – Block 700LUV Aircraft,” is hereby added and, by this reference, is incorporated into the Purchase Agreement.

6. Table 1b, “Aircraft Information Table – Block 800LUV Aircraft,” is hereby added and, by this reference, is incorporated in the Purchase Agreement. Such Table 1b reflects the Special Features price resulting from incorporation of the final configuration identified in Exhibit A-6 as described below.

7. Table 2 (Letter Agreement No. 6-1162-RLL-933R20), “Option Aircraft Information Table,” is hereby deleted in its entirety.

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8. Exhibit A-5, “Aircraft Configuration – Block 700LUV Aircraft,” is hereby added and, by this reference, is incorporated into the Purchase Agreement.

9. Exhibit A-6, “Aircraft Configuration – Block 800LUV Aircraft,” is hereby added and, by this reference, is incorporated into the Purchase Agreement.

10. Page (I) of Exhibit B, *** is hereby deleted in its entirety and replaced with a new Page I of Exhibit B, attached hereto and incorporated into the Purchase Agreement. Such new Page (I) of Exhibit B reflects the incorporation of Buyer’s 737-8H4 Aircraft.

11. Exhibit C.2, “Customer Support Variables,” is hereby deleted in its entirety and replaced with a new Exhibit C-2, “Customer Support Document,” attached hereto and incorporated into the Purchase Agreement by this reference.

12. Exhibit D-2, “Economic Price Adjustment,” is hereby added and, by this reference is incorporated into the Purchase Agreement.

13. Exhibit E, “Buyer Furnished Equipment Provisions Document,” is hereby deleted in its entirety and replaced with a new Exhibit E, attached hereto and incorporated into the Purchase Agreement. Such new Exhibit E consolidates information for Buyer’s 737-7H4 and 737-8H4 Aircraft into one exhibit.

14. Exhibit E.2, “Buyer Furnished Equipment Variables,” is hereby deleted in its entirety. This deletion is a result of the consolidation described above.

15. Letter Agreement No. 1810-1, “Waiver of Aircraft Demonstration Flights,” is deleted in its entirety and replaced with a revised Letter Agreement No. 1810-1R1, attached hereto, which incorporates Buyer’s 737-8H4 Aircraft.

16. Letter Agreement No 6-1162-RLL-932R2, *** is deleted in its entirety and replaced with a revised Letter Agreement No 6-1162-RLL-932R3, attached hereto and incorporated into the Purchase Agreement by this reference.

17. Letter Agreement No. 6-1162-RLL-933R21, “Option Aircraft,” is deleted in its entirety and replaced with a new Letter Agreement No. SWA-PA-1810-1105884, “Option Aircraft,” attached hereto and incorporated into the Purchase Agreement by this reference.

18. Letter Agreement No 6-1162-RLL-934R4, “Disclosure of Confidential Information,” is deleted in its entirety and replaced with a revised Letter Agreement No 6-1162-RLL-934R5, attached hereto and incorporated in the Purchase Agreement by this reference.

19. Letter Agreement No. 6-1162-NIW-890, *** is deleted in its entirety and replaced with a revised Letter Agreement No. 6-1162-NIW-890R1, attached hereto, ***

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20. Letter Agreement No. 6-1162-RLL-941R2, “Other Matters,” is deleted in its entirety and replaced with a revised Letter Agreement No. 6-1162-RLL-941R3, attached hereto, which incorporates Buyer’s 737-8H4 Aircraft.

21. Letter Agreement No. 6-1162-RLL-943R1, *** and Letter Agreement No. 6-1162-KJJ-058R1, *** are deleted in their entirety and replaced with a new Letter Agreement No. SWA-PA-1810-1105883, *** attached hereto and incorporated into the Purchase Agreement.

22. Letter Agreement No. 6-1162-KJJ-054R1,” Business Matters” is removed and replaced with the revised Letter Agreement No. 6-1162-KJJ-054R2, attached hereto, which provides clarification that the terms do not apply to aircraft delivered after December 31, 2011.

23. Letter Agreement No. 6-1162-JMG-669R8,*** is deleted in its entirety and replaced with a revised Letter Agreement No. 6-1162-JMG-669R9, attached hereto***

24. Letter Agreement No. SWA-PA-1810-LA-1001315, *** is deleted in its entirety and replaced with a revised Letter Agreement No. SWA-PA-1810-LA-1001315R1 attached hereto and incorporated into the Purchase Agreement by this reference.

25. Letter Agreement No. SWA-PA-1810-LA-1003498, *** is removed and replaced with the revised Letter Agreement No. SWA-PA-1810-LA-1003498R1, attached hereto, which provides clarification of the defined term Covered Aircraft.

26. Letter Agreement No. SWA-PA-1810-LA-1003490, is deleted in its entirety and replaced with a revised Letter Agreement No. SWA-PA-1810-LA-1003490R1, *** attached hereto and incorporated into the Purchase Agreement by this reference.

27. Letter Agreement No. SWA-PA-1810-1003367, *** is deleted in its entirety and replaced with a revised Letter Agreement No. SWA-PA-1810-1003367R1, attached hereto. ***

28. Letter Agreement No. SWA-PA-1810-1105885, *** is hereby added and, by this reference, is incorporated in the Purchase Agreement.

29. Letter Agreement No. SWA-PA-1810-1105886, *** is hereby added and, by this reference, is incorporated in the Purchase Agreement.

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30. Letter Agreement No. SWA-PA-1810-LA-1105887, *** is hereby added and, by this reference, is incorporated in the Purchase Agreement.

31. Letter Agreement No. SWA-PA-1810-LA-1105888, *** is hereby added and, by this reference, is incorporated in the Purchase Agreement.

32. Letter Agreement No. SWA-PA-1810-LA-1105889, *** is hereby added and, by this reference, is incorporated in the Purchase Agreement.

33. This Supplemental Agreement is contingent on execution of a separate agreement between AirTran Airways, Inc, an indirect wholly owned subsidiary of Buyer, and Boeing to remove the Transferred Aircraft from Purchase Agreement No. 2444
(AirTran SA-27).

34. This Supplemental Agreement will become effective upon execution of the AirTran SA-27 and this Supplemental Agreement, and receipt by the parties, on or before December 15, 2011, after which date this Supplemental Agreement will be null and void and have no force or effect.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		SOUTHWEST AIRLINES CO.

By:	/s/ Cheri A Fischer	By:	/s/ Michael Van de Ven
Its:	Attorney-In-Fact	Its:	EVP & Chief Operating Officer

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		Page Number	SA Number
ARTICLES

1.	Subject Matter of Sale	1-1	SA-75

2.	Delivery, Title and Risk of Loss	2-1	SA-28

3.	Price of Aircraft	3-1	SA-75

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail Specification	7-1	SA-73

8.	Federal Aviation Requirements and Certificates and Export License	8-1

9.	Representatives, Inspection, Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1

15.	Miscellaneous	15-1

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SA Number
TABLE

1.	Aircraft Information Table	SA-75

1a	Aircraft Information Table – Block 700LUV Aircraft	SA-75

1b	Aircraft Information Table – Block 800LUV Aircraft	SA-75

EXHIBITS

A-4	Aircraft Configuration - 737-700 Block T-W-2b Aircraft	SA-66

A-5	Aircraft Configuration – Block 700LUV Aircraft	SA-75

A-6	Aircraft Configuration – Block 800LUV Aircraft	SA-75

B	***	SA-75

C	Customer Support Document

C-2	737-800 Customer Support Document	SA-75

D	Price Adjustment Due to Economic Fluctuations – Aircraft Price Adjustment(July 1992 Base Price)

D-1	Price Adjustment Due to Economic Fluctuations – Aircraft Price Adjustment(July 1999 Base Price)	SA-13

D-2	Economic Price Adjustment ECI-MFG/CPI (July 2011 Base Price)	SA-75

E	Buyer Furnished Equipment Provisions Document Attachment A – 737-7H4 Aircraft (through 2012 Attachment B – 737-8H4 Aircraft (2012-2018)	SA-75

F	Defined Terms Document	SA-75

LETTER AGREEMENTS

1810-1R1	Waiver of Aircraft Demonstration Flight	SA-75

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SA Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R3	***	SA-75

6-1162-RLL-934R5	Disclosure of Confidential Information	SA-75

6-1162-NIW-890R1	***	SA-75

SA-39

6-1162-RLL-941R3	Other Matters	SA-75

6-1162-KJJ-054R2	Business Matters (Not applicable to Block 700LUV & Block 800LUV Aircraft)	SA-75

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

6-1162-JMG-669R9	***	SA-75

SA-75

SA-54

SWA-PA-1810-LA-1001315R1	***	SA-75

SWA-PA-1810-LA-02710	***	SA-72

SWA-PA-1810-LA-1003498 R1	***	SA-75

SWA-PA-1810-LA-1003490R1	***	SA-75

SWA-PA-1810-LA-1003367R1	***	SA-75

SWA-PA-1810-LA-1105883	Aircraft Model Substitution	SA-75

SWA-PA-1810-LA-1105884	Option Aircraft Attachment – Option Aircraft Information Table	SA-75

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SA Number

SWA-PA-1810-LA-1105885	***	SA-75

SWA-PA-1810-LA-1105886	***	SA-75

SWA-PA-1810-LA-1105887	***	SA-75

SWA-PA-1810-LA-1105888	***	SA-75

SWA-PA-1810-LA-1105889	***	SA-75

ADDITIONAL LETTERS (FOR REFERENCE)

6-1162-MSA-288	Business Offer – Enhanced Ground Proximity Warning System (EGPWS) – Activiation – Peaks and Obstacles Feature (Not applicable to Block 700LUV & Block 800LUV Aircraft)

6-1162-JMG-501R2	Business Offer – ACARS package (Not applicable to Block 700LUV & Block 800LUV Aircraft)

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

TABLE

Table	Title	Last Updated under SA	Current Status
2	Option Aircraft Information Table	SA-74	Deleted under SA-75

EXHIBITS

Exhibits	Title	Last Updated under SA	Current Status
A	Aircraft Configuration – 737-700	SA-36	Inactive
A-Winglet	Aircraft Configuration	SA-36	Inactive
A-1-Winglet	Aircraft Configuration	SA-36	Inactive

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SA Number

Exhibits	Title	Last Updated under SA	Current Status
A-1A	Aircraft Configuration - 737-700 Block T-W-2c	SA-36	Inactive

A-2	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-47	Inactive

A-3	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-61	Inactive

C.2	737-800 Customer Support Variables	SA-71	Deleted under SA-75

E.2	737-800 Buyer Furnished Equipment Provisions Document	SA-73	Deleted under SA-75

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
6-1162-RLL-933R21	Option Aircraft	SA-60	Deleted under SA-75

6-1162-RLL-935R1	Performance Guarantees	SA-1	Inactive

6-1162-RLL-936R4	Certain Contractual Matters	SA-4	Inactive

6-1162-RLL-937	Alternate Advance Payment Schedule		Inactive

6-1162-RLL-938	***		Inactive

6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1	Inactive

6-1162-RLL-940R1	Training Matters	SA-1	Inactive

6-1162-RLL-942	Open Configuration Matters		Inactive

6-1162-RLL-943R1	Substitution Rights	SA-6	Deleted under SA 75

6-1162-RLL-944	***		Inactive

6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn		Inactive

6-1162-RLL-1855R3	Additional Contractual Matters	SA-4	Inactive

6-1162-RLL-1856	***	SA-1	Inactive

6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1	Inactive

6-1162-RLL-1858R1	Escalation Matters	SA-4	Inactive

6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1	Inactive

6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1	Inactive

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SA Number

Letter Agreement	Title	Last Updated under SA	Current Status

6-1162-RLL-2073	Maintenance Training Matters	SA-1	Inactive

6-1162-KJJ-058R1	Additional Substitution Rights	SA-71	Deleted under SA-75

6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14	Inactive

6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21	Inactive

6-1162-JMG-747R1	***	SA-36	Inactive

6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32	Inactive

6-1162-NIW-606R1	***	SA-36	Inactive

6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35	Inactive

6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39	Inactive

6-1162-NIW-1142	***	SA-43	Inactive

6-1162-NIW-1369	***	SA-46	Inactive

6-1162-NIW-1983	***	SA-62	Inactive

SWA-PA-1810-LA-1000419	***	SA-64	Inactive

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ARTICLE 1.	Subject Matter of Sale.

1.1        The Aircraft.

1.1.1 The Aircraft – Model 737-700 (Block A through L, Block T, and Block 700LUV). Subject to the terms and conditions of this Agreement, Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of the Boeing Model 737-7H4 aircraft listed in Table 1 and Table 1a, “Aircraft Information Table,” of this Agreement which are identified therein as the Block A through L Aircraft, Block T Aircraft (including Block T-W, T-W-1/T-W-1a, T-W-2/T-W-2a,
T-W-2b, and T-W-2c), and Block 700LUV Aircraft, collectively referred to as the “737-7H4 Aircraft,” and manufactured in accordance with the configuration described in Exhibit A, Exhibit A-Winglet, Exhibit A-1-Winglet, Exhibit A-1A, Exhibit A-2, Exhibit A-3, Exhibit A-4, or Exhibit A-5 as applicable, as modified from time to time in accordance with this Agreement (737-7H4 Detail Specification).

1.1.2 The Aircraft – Model 737-800 (Block 800LUV). Subject to the terms and conditions of this Agreement, Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of the Boeing Model 737-8H4 aircraft listed in Table 1b, “Aircraft Information Table,” to this Agreement which are identified therein as the Block 800LUV Aircraft, referred to as the “737-8H4 Aircraft,” and manufactured in accordance with the configuration described in Exhibit A-6, as modified from time to time in accordance with this Agreement (737-8H4 Detail Specification).

1.1.3 The 737-7H4 Aircraft and 737-8H4 Aircraft described in this Article 1 shall be collectively referred to as the Aircraft (the Aircraft); and

1.1.4 The 737-7H4 Detail Specification and 737-8H4 Detail Specification described in this Article 1 shall be collectively referred to as the Detail Specification (Detail Specification).

1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

1.3 Performance Guarantees. Any performance guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail

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Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.

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ARTICLE  3. Price of Aircraft.

3.1 Definitions.

3.1.1 Special Features are the features incorporated in Exhibit A, Exhibit A-Winglet, Exhibit A-1-Winglet, Exhibit A-1A, Exhibit A-3, Exhibit A-4, Exhibit A-5 or Exhibit A-6, collectively referred to as “Exhibit A,” as applicable, which have been selected by Buyer.

3.1.2 Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

3.1.3 Aircraft Basic Price is comprised of the Base Aircraft Price and the price of the Special Features.

3.1.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D, Exhibit D-1, or Exhibit D-2 as applicable.

3.1.5 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

3.2 Aircraft Basic Price.

3.2.1 The Aircraft Basic Price for Block A through L Aircraft, is expressed in July 1992 dollars.

3.2.2 The Aircraft Basic Price for Block T Aircraft, Block T-W Aircraft, Block T-W-1 Aircraft, Block T-W-1a Aircraft, Block T-W-2 Aircraft Block T-W-2a Aircraft, Block T-W-2b, and Block T-W-2c is expressed in July 1999 dollars as set forth in Table 1 of the Agreement.

3.2.3 The Aircraft Basic Price for Block 700LUV Aircraft and Block 800LUV Aircraft is expressed in July 2011 dollars as set forth in Table 1a and Table 1b, respectively, of the Agreement.

3.3 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

3.3.1 the Aircraft Basic Price, which is ***         for the Block A, B, C, D and E Aircraft, *** for the Block F and G Aircraft, *** for the Block H Aircraft, *** for the Block I Aircraft,

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K / SWA		SA-75

*** for the Block J Aircraft, *** for the Block K Aircraft and *** for the Block L Aircraft, *** for the Block T Aircraft, *** for the Block T-W Aircraft, *** for the Block T-W-1 Aircraft, the Block T-W-1a Aircraft, the Block T-W-2 Aircraft, the Block T-W-2a, *** for the Block T-W-2b Aircraft, *** for the Block T-W-2c Aircraft, *** for the Block 700LUV Aircraft, and *** for the Block 800LUV Aircraft; plus

3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft) for Block A through L Aircraft; in Exhibit D-1 (Price Adjustments Due to Economic Fluctuations - Aircraft) for Block T Aircraft, Block T-W Aircraft, Block T-W-1 Aircraft, Block
T-W-1a Aircraft, Block T-W-2 Aircraft, Block T-W-2a Aircraft, Block T-W-2b Aircraft, and Block T-W-2c Aircraft; and in Exhibit D-2 (Price Adjustment Due to Economic Fluctuations – Aircraft Price Adjustment) for Block 700LUV Aircraft and Block 800LUV Aircraft ; plus

3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

3.4 Advance Payment Base Price.

3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement, or as of the date amended. The Advance Payment Base Price of each Aircraft is set forth in Table 1, Table 1a and Table 1b.

3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft (Aircraft with delivery prior to 2012). For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices

P. A. No. 1810	3 – 2	SA-75
K / SWA

appearing in Table 1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Price

P. A. No. 1810	3 – 3	SA-75
K / SWA

Table 1 to

Purchase Agreement No. 1810

Aircraft Information Table

	Base Aircraft Price	Special Features	Aircraft Basic Price
Block A, B, C, D & E Aircraft	***	***	***

Block F & G Aircraft	***	***	***

Block H Aircraft	***	***	***

Block I Aircraft	***	***	***

Block J Aircraft	***	***	***

Block K Aircraft	***	***	***

Block K-W Aircraft	***	***	***

Block L Aircraft	***	***	***

Block T Aircraft	***	***	***

Block T-W Aircraft	***	***	***

Block T-W-1 / T-W-1a Aircraft	***	***	***

Block T-W-2 / T-W-2a Aircraft	***	***	***

Block T-W-2b Aircraft*	***	***	***

Block T-W-2c Aircraft***	***	***	***

notes:

Block K-W Aircraft: Block K airplanes with production winglets installation

Block T-W Aircraft: Block T airplanes with production winglets installation

Block T-W-1 / T-W-1a Aircraft: Firm Aircraft contracted to deliver from May 1, 2006 through June 2008 at the signing of SA-47 — (T-W-1a Aircraft — Advance Payment Schedule per LA 6-1162-JGM-669)

Block T-W-2 / T-W-2a Aircraft: U-W-1 Option Aircraft which became Firm Aircraft after signing of SA-47 and Firm Aircraft contracted to deliver in July 2008 forward at the signing of SA47 — (T-W-2a Aircraft — *** per LA 6-1162-JGM-669)

Exhibit A-2 applies to Block T-W-2 / T-W-2a Aircraft delivering through Dec 2009 and the first Aircraft delivering in Jan 2010

Exhibit A-3 applies to Block T-W-2 / T-W-2a Aircraft the second Aircraft delivering in Jan 2010 and on

Block T-W-2b Aircraft - *** per LA SWA-PA-1810-LA-1001315;

*	Exhibit A-4 applies to Block T-W-2b Aircraft as identified in Exhibit A-4 to the Purchase Agreement^
***	Exhibit A-1A applies to Block T-W-2c Aircraft per SA69

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Adv Payment Base Price Per A/P	Serial Number
Oct-1998	1	F	***

Nov-1998	2	F	***

Dec-1998	2	F	***

Mar-1999	2	G	***

Jun-1999	2	H	***

Jul-1999	1	H	***

Aug-1999	1	H	***

Sep-1999	2	H	***

Oct-1999	1	H	***

Oct-1999	1	L	***

Nov-1999	2	L	***

Dec-1999	1	L	***

Mar-2000	1	H	***

Apr-2000	2	H	***

Jun-2000	3	L	***

SWA -PA1810	Page 1	SA-75
^APR54184

Table 1 to

Purchase Agreemetn No. 1810

Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Jul-2000	3	L	***

Sep-2000	1	H	***

Sep-2000	1	L	***

Oct-2000	2	H	***

Oct-2000	1	L	***

Nov-2000	4	L	***

Dec-2000	2	E	***

Dec-2000	1	L	***

Jan-2001	1	E	***

Jan-2001	1	L	***

Feb-2001	1	E	***

Feb-2001	1	L	***

Mar-2001	2	E	***

Mar-2001	2	H	***

Apr-2001	1	H	***

Jun-2001	3	E	***

Jul-2001	1	L	***

Sep-2001	3	E	***

Sep-2001	1	L	***

Oct-2001	3	H	***

Oct-2001	1	L	***

Nov-2001	2	I	***

Nov-2001	1	T	***

Dec-2001	1	I	***

Jan-2002	1	I	***

Feb-2002	1	T	***

Mar-2002	4	I	***

Apr-2002	2	I	***

Nov-2002	1	J	***

Dec-2002	2	I	***

Dec-2002	1	J	***

Mar-2003	2	L	***

May-2003	1	I	***

Jun-2003	2	I	***

Jul-2003	1	I	***

Jul-2003	1	L	***

Aug-2003	1	I	***

Aug-2003	2	L	***

Sep-2003	3	I	***

Nov-2003	2	J	***

Dec-2003	2	J	***

Jan-2004	2	T	***

Feb-2004	1	T	***

Mar-2004	1	J	***

Mar-2004	1	K	***

Apr-2004	3	K	***

Apr-2004	3	T	***

May-2004	1	K	***

May-2004	1	T	***

Jun-2004	2	K	***

Jun-2004	6	T	***

Jul-2004	2	K	***

Jul-2004	2	T	***

Aug-2004	6	T-W	***

Sep-2004	1	K-W	***

Sep-2004	4	T-W	***

SWA -PA1810	Page 2	SA-75
^APR54184

Table 1 to

Purchase Agreemetn No. 1810

Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Oct-2004	4	K-W	***

Oct-2004	0	T-W	***

Nov-2004	3	T-W	***

Dec-2004	3	T-W	***

Jan-2005	5	T-W	***

Feb-2005	3	T-W	***

Mar-2005	4	T-W	***

Apr-2005	4	T-W	***

May-2005	2	T-W	***

Jun-2005	4	T-W	***

Jul-2005	2	T-W	***

Aug-2005	2	T-W	***

Sep-2005	3	T-W	***

Oct-2005	2	T-W	***

Nov-2005	2	T-W	***

Dec-2005	1	T-W	***

Jan-2006	1	T-W	***

Feb-2006	4	T-W	***

Mar-2006	3	T-W	***

Apr-2006	2	T-W	***

May-2006	5	T-W-1	***

Jun-2006	5	T-W-1	***

Jul-2006	3	T-W-1	***

Aug-2006	3	T-W-1	***

Sep-2006	3	T-W-1	***

Oct-2006	1	T-W-1	***

Nov-2006	2	T-W-1	***

Dec-2006	2	T-W-1	***

Jan-2007	2	T-W-1	***

Feb-2007	3	T-W-1	***

Mar-2007	2	T-W-1	***

Apr-2007	3	T-W-1	***

May-2007	3	T-W-1	***

Jun-2007	2	T-W-1	***

Jun-2007	1	T-W-1a	***	36528

Jul-2007	2	T-W-1	***

Jul-2007	1	T-W-1a	***	36610

Aug-2007	2	T-W-1	***

Aug-2007	3	T-W-1a	***	36611, 36632 & 36633

Sep-2007	2	T-W-1	***

Sep-2007	1	T-W-1a	***	36612

Oct-2007	3	T-W-1	***

Oct-2007	1	T-W-1a	***	36613

Nov-2007	1	T-W-1	***

Nov-2007	1	T-W-1a	***	36614

Dec-2007	2	T-W-1	***

Dec-2007	1	T-W-1a	***	36615

Jan-2008	1	T-W-1	***

Jan-2008	2	T-W-1a	***	36616 & 36617

Jan-2008	1	T-W-2	***	36887

Feb-2008	1	T-W-1	***

Feb-2008	3	T-W-1a	***	36618, 36619 & 36620

Mar-2008	1	T-W-1	***

Mar-2008	2	T-W-1a	***	36621 & 36622

Mar-2008	1	T-W-2	***	36888

Apr-2008	1	T-W-1	***

SWA -PA1810	Page 3	SA-75
^APR54184

Table 1 to

Purchase Agreemetn No. 1810

Aircraft Information Table

Delivery Date	Number of Aircraft	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Serial Number
Apr-2008	2	T-W-1a	***	36623 & 36624

May-2008	1	T-W-1	***

May-2008	2	T-W-1a	***	36625 & 36626

Jun-2008	1	T-W-1	***

Jun-2008	2	T-W-1a	***	36627 & 36628

Jul-2008	2	T-W-2a	***

Jul-2008	2	T-W-2	***	36889 & 36890

Aug-2008	1	T-W-2a	***

Oct-2008	1	T-W-2a	***

Nov-2008	1	T-W-2a	***

Dec-2008	1	T-W-2a	***

Jan-2009	1	T-W-2a	***

Feb-2009	2	T-W-2a	***

Mar-2009	2	T-W-2a	***

Apr-2009	2	T-W-2a	***

Apr-2009	1	T-W-2	***	36900

May-2009	2	T-W-2a	***

Jan-2010	1	T-W-2	***	36913

Feb-2010	1	T-W-2a	***	36659

Mar-2010	1	T-W-2a	***	36660

Mar-2010	1	T-W-2	***	36918

May-2010	1	T-W-2a	***	36662

May-2010	1	T-W-2	***	36924

Jun-2010	1	T-W-2a	***	36663

Jul-2010	1	T-W-2a	***	36664

Aug-2010	1	T-W-2a	***	36665

Oct-2010	1	T-W-2b	***	36667

Dec-2010	1	T-W-2b	***	36668

Feb-2011	1	T-W-2b	***	36669

March-11	1	T-W-2b	***	36671

March-11	1	T-W-2c	***	36726

April-11	1	T-W-2b	***	36672

April-11	1	T-W-2c	***	33936

May-11	1	T-W-2b	***	36673

May-11	1	T-W-2b	***	41528

June-11	1	T-W-2b	***	36674

July-11	3	T-W-2b	***	36675, 36963, 36962

August-11	2	T-W-2b	***	36676, 36965

September-11	2	T-W-2b	***	36677, 36966

Oct-2011	1	T-W-2b	***	36967

Dec-2011	2	T-W-2b	***	36679, 41777

SWA -PA1810	Page 4	SA-75
^APR54184

Table 1a to

Purchase Agreement No. PA-1810

Aircraft Delivery, Description, Price and Advance Payments

Block 700LUV Aircraft

Airframe Model/MTOW:	737-700	154500 pounds	Detail Specification:	D019A001SWA37P-1 Rev New
Engine Model/Thrust:	CFM56-7B24	24000 pounds	~~Airframe~~ Base Aircraft Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Base Aircraft Price:		***	Engine Price Base Year/Escalation Formula:	N/A	N/A
Special Features:		***

Sub-Total of Aircraft Base Price and Features:		***	Aircraft Price Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		***

Seller Purchased Equipment (SPE) Estimate:		***

Deposit per Aircraft:		***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Feb-2014	4	***	36922, 36910, 35968, nf	***	***	***	***	***

Mar-2014	3	***	36943, 36927, 36925	***	***	***	***	***

Apr-2014	4	***	36944, 36929, 35971, of	***	***	***	***	***

May-2014	3	***	36946, nf, nf	***	***	***	***	***

Jun-2014	3	***	36968, 36949, 38804	***	***	***	***	***

Jul-2014	2	***	36951, 38805	***	***	***	***	***

Aug-2014	4	***	36928, 36952, 37019, 36729	***	***	***	***	***

Sep-2014	4	***	36954, 36733, of, of	***	***	***	***	***

Oct-2014	4	***	36957, 37034, 38806, of	***	***	***	***	***

Nov-2014	2	***	36971, of	***	***	***	***	***

Dec-2014	2	***	37037, of	***	***	***	***	***

Jan-2015	2	***	36899, nf	***	***	***	***	***

Feb-2015	3	***	36901, 36722, nf	***	***	***	***	***

SWA-PA-01810 58928-1F.TXT	Boeing Proprietary	Page 1
SA-75

Table 1a to

Purchase Agreement No. PA-1810

Aircraft Delivery, Description, Price and Advance Payments

Block 700LUV Aircraft

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Mar-2015	4	***	36902,36936, 36727, nf	***	***	***	***	***
Apr-2015	4	***	36649,36652, 38815, nf	***	***	***	***	***
May-2015	3	***	36903, 38817, nf	***	***	***	***	***
Jun-2015	3	***	36906, 36654, nf	***	***	***	***	***
Jul-2015	2	***	36655, nf	***	***	***	***	***
Aug-2015	3	***	36656, 35967, nf	***	***	***	***	***
Sep-2015	3	***	36657, 36730, nf	***	***	***	***	***
Oct-2015	3	***	36937, 35974, 33940	***	***	***	***	***
Nov-2015	3	***	35975, 36715, of	***	***	***	***	***
Dec-2015	3	***	36941, 36734, 35976	***	***	***	***	***
Jan-2016	2	***	36650, 36735	***	***	***	***	***
Feb-2016	3	***	36904, 36932, 36737	***	***	***	***	***
Mar-2016	2	***	36651, 36738	***	***	***	***	***
Apr-2016	3	***	36653, 36938, 36723	***	***	***	***	***
May-2016	3	***	36658, 36939, 33937	***	***	***	***	***
Jun-2016	1	***	36916	***	***	***	***	***
Jul-2016	3	***	36921, 36945, 33942	***	***	***	***	***
Aug-2016	4	***	36678, 36661, 35965, 36728	***	***	***	***	***
Sep-2016	3	***	36977, 36923, 41530	***	***	***	***	***
Oct-2016	3	***	36666, 38812, 38813	***	***	***	***	***
Nov-2016	3	***	36670, 38814, 41531	***	***	***	***	***
Dec-2016	1	***	38816	***	***	***	***	***
Jan-2017	1	***	of	***	***	***	***	***
Feb-2017	2	***	35970, of	***	***	***	***	***
Mar-2017	2	***	35972, of	***	***	***	***	***

SWA-PA-01810 58928-1F.TXT	Boeing Proprietary	Page2
SA-75

Table 1a to

Purchase Agreement No. PA-1810

Aircraft Delivery, Description, Price and Advance Payments

Block 700LUV Aircraft

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Apr-2017	2	***	36736, of	***	***	***	***	***

May-2017	2	***	33941, of	***	***	***	***	***

Jun-2017	2	***	35963, of	***	***	***	***	***

Aug-2017	1	***	of	***	***	***	***	***

Sep-2017	1	***	of	***	***	***	***	***

Oct-2017	1	***	of	***	***	***	***	***

Nov-2017	1	***	of	***	***	***	***	***

Jan-2018	1	***	nf	***	***	***	***	***

Feb-2018	1	***	nf	***	***	***	***	***

Mar-2018	1	***	nf	***	***	***	***	***

Apr-2018	1	***	nf	***	***	***	***	***

May-2018	1	***	nf	***	***	***	***	***

Jun-2018	1	***	nf	***	***	***	***	***

Jul-2018	1	***	nf	***	***	***	***	***

Aug-2018	1	***	nf	***	***	***	***	***

Sep-2018	1	***	nf	***	***	***	***	***

Oct-2018	1	***	nf	***	***	***	***	***

Total:	127

SWA-PA-01810 58928-1F.TXT	Boeing Proprietary	Page 3
SA-75

Table 1b to

Purchase Agreement No. PA-1810

Aircraft Delivery, Description, Price and Advance Payments

Block 800LUV Aircraft

Airframe Model/MTOW:	737-800	174200 pounds		Detail Specification:	D019A001SWA38P-1 Rev New

Engine Model/Thrust:	CFM56-7B26	26400 pounds		~~Airframe~~ Base Aircraft Price Base Year/Escalation:	Jul-11	ECI-MFG/CPI

Base Aircraft Price:		***		Engine Price Base Year/Escalation Formula:	N/A	N/A

Special Features:		***	Notes 1 & 2

Sub-Total of Aircraft Base Price and Features:		***		Aircraft Price Escalation Data:

Engine Price (Per Aircraft):		***		Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		***		Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		***

Seller Purchased Equipment (SPE) Estimate:		***

Deposit per Aircraft:		***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)			Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Mar-2012	1	***	36680	Note 1 & 3	***	***	***	***	***

Mar-2012	1	***	36980	Note 2 & 3	***	***	***	***	***

Apr-2012	3	***	36681, 36983, 36683	Note 3	***	***	***	***	***

May-2012	3	***	36682, 36985, 36987	Note 3	***	***	***	***	***

Jun-2012	4	***	38807, 38808, 38809, 38810	Note 3	***	***	***	***	***

Jul-2012	3	***	36684, 36990, 38811	Note 3	***	***	***	***	***

Aug-2012	2	***	36685, 36992	Note 3	***	***	***	***	***

Sep-2012	2	***	36686, 36994	Note 3	***	***	***	***	***

Oct-2012	3	***	36687, 36997, 35966	Note 3	***	***	***	***	***

Nov-2012	3	***	37005, 37003, 35969	Note 3	***	***	***	***	***

Dec-2012	3	***	37006, 37009, 38818	Note 3	***	***	***	***	***

SWA-PA-01810 57774, 57776, 57777-1F.TXT	Boeing Proprietary	Page 1
SA-75

Table 1b to

Purchase Agreement No. PA-1810

Aircraft Delivery, Description, Price and Advance Payments

Block 800LUV Aircraft

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jan-2013	4	***	36891, 36634, 35964, 36638	***	***	***	***	***

Feb-2013	2	***	36635, 36893	***	***	***	***	***

Mar-2013	2	***	36892, of	***	***	***	***	***

Apr-2013	2	***	of, of	***	***	***	***	***

May-2013	3	***	36894, of, cqt opt	***	***	***	***	***

Jun-2013	2	***	36895, 36896	***	***	***	***	***

Jul-2013	3	***	36897, nf, cqt opt	***	***	***	***	***

Aug-2013	4	***	36898, 36905, nf, nf	***	***	***	***	***

Sep-2013	4	***	36907, 36911, of, nf	***	***	***	***	***

Oct-2013	5	***	36912, 36914, 35973, of, nf	***	***	***	***	***

Nov-2013	5	***	36915, 33939, nf, nf, nf	***	***	***	***	***

Dec-2013	5	***	36917, 36919, 36731, nf, nf	***	***	***	***	***

Jan-2014	4	***	36920, 36909, 36732, nf	***	***	***	***	***
Total:	73

Notes:

1)	***

2)	***

3)	***

SWA-PA-01810 57774, 57776, 57777-1F.TXT	Boeing Proprietary	Page 2
SA-75

737-7H4

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Exhibit A-5 to Purchase Agreement Number 1810

Block 700LUV Aircraft

P.A. No. 1810	A-5- 1	SA-75

Exhibit A-5 to Purchase Agreement 1810

AIRCRAFT CONFIGURATION

Dated December 13, 2011

relating to

BOEING MODEL 737-7H4 AIRCRAFT

Block 700LUV Aircraft

The Detail Specification is Boeing document number D019A001SWA37P-1 Rev NEW, dated as of September 23, 2010. The Detail Specification provides further description of Buyer’s configuration set forth in this Exhibit A-5. Such Detail Specification will be comprised of Boeing Configuration Specification D019A001, Rev H dated as of November 18, 2005 as amended to incorporate the Special Features listed in this Exhibit A-5, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Special Features. The Aircraft Basic Price reflects and includes all effects of such Special Features, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

P. A. No. 1810	A-5- 2	SA-75

Exhibit A-5

Block 700LUV Aircraft

Config Item No.	Title	2011$ Price per A/C
0000DC3182	MISCELLANEOUS DEVELOPEMENT CHANGES	*	**
0110CG3018	737-700 CONFIGURATION	*	**
0221A599A80	WET GROOVED RUNWAY OPERATIONS WITHANTISKID SYSTEM INOPERATIVE CERT.	*	**
0252MP3132	DISPATCH W/GEAR DWN FOR REVENUE FLT	*	**
0310CH3332	MTOGW TO 138,500	*	**
0315B572C40	MP - OPERATIONAL WEIGHTS - INCREASE MTOW	*	**
0352CG3023	A/P LOAD SYS WT. & BALANCE CONTROL	*	**
0370B572B79	MP - STRINGER DAMPING - REMOVE BETWEEN STATIONS 540-727	*	**
0370CH3014	AIR CONDITIONING TRANSITION DUCT UNDER FLOOR - ADD 17 MIL DAMPINGTAPE FOR NOISE REDUCTION	*	**
0370CH3019	INSTALLATION OF STRINGER DAMPING FROM STATION 540-727	*	**
1110A034B37	EXTERIOR COLOR REVISION	*	**
1110A077A10	EXT MARKINGS PRIMER REVISIONS	*	**
1110B458A27	MP - EXTERIOR MARKINGS AND PLACARDS REVISION	*	**
1110B642K10	MP - EXTERIOR COLOR SCHEMES AND MARKINGS - REVISION - PAINT SYSTEM PRIMER - SPE	*	**
1110B645J06	MP - EXTERIOR COLOR SCHEMES AND MARKINGS - REVISION - PRC DESOTO CA8800 DECORATIVE PAINT TOPCOAT	*	**
1110CH3003	EXT DECOR PAINT-CROWN METRO	*	**
1110MP3290	EXT DECO FNSH-DESOTO H.S TPCOAT	*	**
1110MP3354	EXTERIOR DECOR.FINISH-HS TOPCOATIN LIEU OF EXISTING TOPCOAT	*	**
1110MP3388	FLAP TRACK FAIRINGS -PAINT	*	**
1130A599A55	AFT CLOSET PLACARD-COLOR CHANGE	*	**
1130C410C11	MP - PLACARDS AND MARKINGS - INSTALLATION - INTERIOR PLACARDS - SWA	*	**
2123CH3042	AIR CONDITIONING SYSTEM REVISION -737-200 TYPE GASPER SYSTEM	*	**
2130A610B77	CABIN PRESSURE DESCENT RATE REV	*	**
2160CG3011	CABIN TEMPERATURE INDICATOR - DEGREES FAHRENHEIT IN LIEU OFCELSIUS	*	**
2210CG3204	DIGITAL FLIGHT CONTROL SYSTEM (DFCS) - PADDLE AUTOPILOT ENGAGEMODE CONTROL PANEL	*	**
2210MP3227	DFCS PUSH BUTTON AUTOPILOT ENGAGE	*	**
2230CH3028	AUTOTHROTTLE DEACTIVATION - UNIT TO REMAIN INSTALLED AND BITEFEATURES OPERATIONAL	*	**
2312B696C02	MP - VHF COMMUNICATIONS - INSTALLATION OF TRIPLE HONEYWELL RTA-44D VHF SYSTEM WITH ARINC 750 VDL MODE 2 CAPABLE TRANSCEIVERS P/N 064-50000-2000 - BFE	*	**
2312CH3284	DUAL VHF COMMUNICATIONS - INSTALLATION - BFE ALLIEDSIGNAL/GABLESENGINEERING INC	*	**
2318A599A08	CABIN TELECOMMUNICATION-REV-PHONECABLES-BFE	*	**
2318A599A67	PHONE SYS COMPONENT DELETION	*	**
2318B815C19	MP - TELEPHONE AND BEARER RADIO - PARTIAL PROVISIONS - DELETE	*	**
2319CH3020	CLAIRCOM AIR TO GROUND PASSENGER COMMUNICATION SYSTEM - COMPLETEBFE INSTALLATION PROVISIONS	*	**
2319MP3021	CLAIRCOM PHONES - CANCEL INSTALL.	*	**
2319MP3043	AT&T WIRELESS PHN SYST. INSTAL&CERT	*	**
2319MP3051	AT&T WIRELESS PHN SYSTEM-PART. REV.	*	**
2319MP3105	AT&T WIRELESS AIR TO GRND PHONE SYS	*	**
2320A150E34	MP- DELETION OF ATSCALL PARTIAL PROVISIONS FROM AFT ELECTRONICS PANEL	*	**
2320CH3020	ATSCALL INSTALLATION - PARTIAL PROVISIONS - AFT ELECTRONICS PANEL	*	**
2321CH3498	SELECTIVE CALLING EQUIPMENT - SELCAL - DELETE PARTIAL PROVISIONS	*	**
2322A150E39	MP- COMMUNICATIONS MANAGEMENT UNIT (CMU) -PARTIAL PROVISIONS FOR SINGLE ARINC 758 CMU	*	**
2322B696C01	MP - ACARS - HONEYWELL ARINC 758 LEVEL AOA MARK III COMMUNICATIONS MANAGEMENT UNIT (CMU) - INSTALLATION INTO EXISTIN PARTIAL PROVISIONS - BFE	*	**
2331CH3158	DELETION OF BFE MATSUSHITA PASSENGER ADDRESS TAPE REPRODUCER	*	**
2331CH3159	PASSENGER ADDRESS SYSTEM - COLLINSARINC 700 IN LIEU OF COLLINSARINC 560	*	**
2340MP3095	REV BFE BOOM MICROPHONE/HEADSET	*	**
2342MP3011	FLT ATT HNDSET REV TO FUNCT & FACEP	*	**
2350CH3139	PA MICROPHONE - ADD ELECTROVOICE P/N 602-4183	*	**
2350CH3162	DTMF MICROPHONE INSTALLATION - FIRST OBSERVER	*	**

P.A. 1810	BOEING PROPRIETARY	Page 1 SA-75

Exhibit A-5

Block 700LUV Aircraft

2350CH3163	DIGITAL AUDIO REMOTE ELECTRONICS UNIT REVISION TO DELETE HEADSETAURAL ALERTS	*	**
2350MP3220	DIGITAL AUDIO REMOTE ELETRON-ADD	*	**
2351A599A29	BSS-HEADPHONE 1ST OBSERVER-REPLACE	*	**
2351A802B31	HAND HELD MICROPHONE CAP AND IST OFFICER DELETE	*	**
2351B162A52	HEADPHONE TELEX 616500-001	*	**
2370CG3166	SOLID STATE VOICE RECORDER - INSTALLATION - BFE ALLIEDSIGNAL INC	*	**
2371A051B44	SOLID STATE VOIC RECORDER	*	**
2400C410B99	MP - ELECTRICAL POWER - SPARE WIRE INSTALLATION TO FACILITATE POST DELIVERY MEDICAL COMMUNICATIONS SYSTEM	*	**
2500C547A51	MP - ATTENDANT AND PASSENGER LIFE VESTS - INSTALLATION - HOOVER INDUSTRIES - BFE	*	**
2500CH3453	DOOR WARNING STRAP - SHOCK CORD	*	**
2501CH3076	FORWARD MODULE WITH GALLEY G1 AND LAVATORY LA	*	**
2501MP3080	REVISE FORWARD MODULE WITH GALLEY G1 AND LAVATORY LA FROM SEATTRACK MOUNT TO HARDPOINT	*	**
2502CH3066	AFT MODULE WITH GALLEY G3, G4 AND LAVATORY LB	*	**
2502MP3069	REV MODUL WITH GALLEY G3, 4, & LAV	*	**
2510CH3058	FLIGHT COMPARTMENT - MISCELLANEOUSREVISIONS	*	**
2510CH3059	TRIP COUNTER REVISION - SFE - DEXTER WILSON	*	**
2510CH3060	CONTROL COLUMN CHECKLIST DELETION	*	**
2511A599A02	FLIGHT DECK-PADDED ROTARY BUCKLE	*	**
2511CG3057	SECOND OBSERVER’S STATION	*	**
2511CH3059	LOG BOOK POCKET INSTALLATION - ON SECOND OBSERVERS SEAT LEGS	*	**
2513B696E90	MP - LOG BOOK HOLDER - RELOCATION - FROM SECOND OBSERVER’S SEAT LEGS TO AFT FACE OF P8 AISLESTAND	*	**
2513B696E96	MP - FLIGHT COMPARTMENT ACCOMMODATIONS - INSTALLATION - FUEL CONVERSION PLACARD ON THE FACE OF CAPTAIN AND FIRST OFFICER’S CLIPBOARDS	*	**
2513C410C23	MP - FLIGHT COMPARTMENT ACCOMMODATIONS - INSTALLATION - EMERGENCY EVACUATION CHECKLIST PLACARD ON THE CAPTAIN AND FIRST OFFICERS CONTROL COLUMNS	*	**
2520A092I19	INTERIOR COLOR AND MATERIAL REV	*	**
2520B642I61	MP - GALLEY MAT REVISION - REVISION - BFE	*	**
2520B642N11	MP - INTERIOR COLOR REVISION - AFT LEFTHAND CLOSET	*	**
2520CH3538	INTERIOR ARRANGEMENT - 137 TOURISTCLASS AT 33/32” PITCH WITH LAVSLA AND LB AND GALLEYS G1, G3 AND G4	*	**
2520MP3667	REV. STOW BIN ADD BULLNOSE ON INBRD	*	**
2523CH3109	PSU REVISION - ADD PLACARD TO PASSENGER VIEWING SURFACE IN LOUNGEAREAS ONLY	*	**
2523CH3112	INSTALL NON STANDARD COLOR PSU	*	**
2523MP3119	REVISION INTERIOR ARRANGEMENT	*	**
2524A599A45	DECO LAMINATE W/GRAPHIC FOR BFEWINDSCREEN	*	**
2524A694H23	AFT CENTERLINE CLOSET REVISION FROMMISC STOWAGE TO TRASH STOWAGE	*	**
2524B643D06	MP - FULL HEIGHT WINDSCREEN/CLOSET - AFT LH - REVISION - BFE	*	**
2524CH3431	BFE FWD RIGHT HAND WINDSCREEN/STOWAGE UNIT IN LIEU OF SFE	*	**
2524MP3488	FULL HGT BFE STOW UNIT REV ADD BFE	*	**
2524MP3500	REV PARTITION DECOR COVERNING ULTRA	*	**
2524MP3513	EMERGENCY QUIPMENT BRACKET COMMONALITY-SFE	*	**
2525A599A17	ECONO CLASS PASS SEATING-REV	*	**
2525B645F30	MP - ECONOMY CLASS PASSENGER SEATS - REVISION - 3 INCH RECLINE IN LIEU OF 4 INCH RECLINE	*	**
2525MP3159	REV PAX SEAT ALL F/W FACING W/ 137	*	**
2528CH3189	SFE HALF HEIGHT STOWAGE UNIT/WINDSCREEN - AFT LH CABIN WITH THEAFT FACE AT STATION 955 - WITH MEGAPHONE	*	**
2528CH3191	SFE FULL HEIGHT STOWAGE UNIT/WINDSCREEN - FWD LH CABIN WITH THEAFT FACE AT STATION 355	*	**
2528CH3194	BFE HALF HEIGHT STOWAGE UNIT/WINDSCREEN - AFT LH CABIN WITH THEAFT FACE AT STATION 955 - WITH MEGAPHONE	*	**
2528CH3195	BFE FULL HEIGHT STOWAGE UNIT/WINDSCREEN IN LIEU OF SFE - FWD LHCABIN WITH THE AFT FACE AT STATION355	*	**
2528MP3205	CREW LUGGAGE SECURITY DEVISE	*	**
2528MP3217	CREW LUGGAGE SECURITY DEVICE	*	**

P.A. 1810	BOEING PROPRIETARY	Page 2 SA-75

Exhibit A-5

Block 700LUV Aircraft

2529A699A57	ASSIST HANDLE-COLOR CHANGE	*	**
2529A802A85	WARNING STRAP RING-COLOR CHANGE	*	**
2530MP3613	REV G3 EXT DECOR COVERING ULTRALEAT	*	**
2530MP3860	BFE GALLEY REV COMOSITES UNLIM	*	**
2540C426C65	MP - LA LAVATORY SELECTABLES - INSTALLATION - BABY CARE TABLE	*	**
2540C547C53	MP - LA AND LB LAVATORIES - REVISION - ADD DEODRANT DISC BRACKET AND DELETE BAR SOAP AND PAPER CUP PROVISIONS	*	**
2541CH3034	LIQUID SOAP DISPENSER INSTALLATION	*	**
2550CH3153	CARGO COMPARTMENT LINING REVISION	*	**
2550CH3233	FWD AND AFT CARGO COMPARTMENT FLOOR PANEL REVISION - ALUMINUMPANELS IN LIEU OF CONOLITE AT ENTRYWAY	*	**
2550MP3259	TRANSVERSE CARGO NET INSTALLATION - FORWARD AND AFT CARGOCOMPARTMENTS	*	**
2550MP3267	FORWARD AND AFT CARGO COMPARTMENT CARGO RESTRAINT SYSTEM	*	**
2550MP3355	FRWRD & AFT CARGO CMPRTMNT	*	**
2560B696E74	MP - CREW LIFE VESTS - INSTALLATION - FLIGHT DECK WITH SECOND OBSERVER - HOOVER INDUSTRIES P/N HS3701C-SWA - BFE	*	**
2566A077A03	ESCAPE SLIDES COMPARTMENTS SFE TOBFE B.GOODRICH INSTALLED	*	**
2566A802C31	MP - ESCAPE SLIDES/COMPARTMENTS - CHANGE FROM BFE TO SFE - BF GOODRICH - INSTALLED	*	**
2622CH3013	APU FIRE BOTTLE REVISION - INTERCHANGEABLE WITH ENGINE BOTTLE	*	**
2841CG3095	FUEL QUANTITY INDICATORS ON RIGHT WING FUELING PANEL	*	**
2844CG3038	MEASURING STICK CONVERSION TABLES TO U.S. GALLONS	*	**
2910CG3087	ENGINE DRIVEN HYDRAULIC PUMP WITH VESPEL SPLINE - VICKERS10-62167-3 IN LIEU OF ABEX 10-62167-2	*	**
2910CH3082	HYDRAULIC PUMPS - AC ELECTRIC MOTOR DRIVEN - VICKERS IN LIEU OFABEX	*	**
3040CH3041	INSTALL A TWO LRU WINDOW HEAT CONTROL SYSTEM - PED 1231-1 IN LIEUOF TBD	*	**
3040MP3049	INSTL 4 UNIT WINDOW HEAT CNTRL SYS	*	**
3040MP3053	INSTALL A BFE WINDOW HEAT CONTROLSYSTEM OLIN 231-3 IN LIEU OF 231-2	*	**
3041A034B24	INSTALL PRIMEX WINDOW HEAT CONT SYS	*	**
3041B458A01	WINDOW HEAT CONTROL STANDARD BFE	*	**
3043MP3022	REV WINDSHIELD WIPER SWTCH SINGLE	*	**
3120CH3016	CLOCK WIRING REVISION - FMC, DFDAUAND VOICE RECORDER INPUT FROMFIRST OFFICER’S CLOCK IN LIEU OF CAPTAIN’S CLOCK	*	**
3131A802B13	D.F.D.A.U.-HONEYWELL-BFE	*	**
3131CG3673	ACCELEROMETER - INSTALLATION - BFEALLIEDSIGNAL INC	*	**
3131CG3692	SOLID STATE DIGITAL FLIGHT DATA RECORDER - INSTALLATION - BFESUNDSTRAND - 128 WPS	*	**
3131CH3721	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) - INSTALLATION - BFEALLIEDSIGNAL	*	**
3133A150E33	MP - INSTALLATION OF ARNIC 740 PRINTER PROVISIONS IN THE FLIGHT DECK AISLESTAND	*	**
3162A066A15	REVERSE VIDEO DISPLAY-COMMON DISPLASYS FAULT MESSAGE	*	**
3162A066A27	ILF LOCALIZER DEVIATION EXPANDEDSCALE	*	**
3162CG3013	EFIS/MAP DISPLAY FORMAT	*	**
3162CG3016	FLT DRCTR COMND DSPL-FIL INTGRT CUE	*	**
3162CG3017	MACH AIRSPEED DISPLAY	*	**
3162CG3019	RADIO ALTITUDE DISPLAY - ROUND DIAL	*	**
3162CG3020	RADIO ALTITUDE - ABOVE ADI	*	**
3162CG3022	RISING RUNWAY DISPLAY	*	**
3162CG3025	RADIO ALTITUDE HEIGHT ALERT DISPLAY - 2500 FEET	*	**
3162CG3026	ATTITUDE COMPARATOR - STEADY	*	**
3162CG3029	LOCALIZER BACKCOURSE POLARITY - REVERSAL	*	**
3162CG3032	MAP MODE ORIENTATION - TRACK UP	*	**
3162CG3038	MANUALLY TUNED VOR SELECTED COURSELINES - DISPLAYED	*	**
3162CG3041	ADF POINTER(S) IN MAP MODE - SUPPRESSED	*	**
3162CG3042	POSITION DIFFERENCE - AUTOMATIC DISPLAY	*	**
3162CG3046	WEATHER RADAR MODE/GAIN/TILT ANGLE- DISPLAYED	*	**
3162CG3050	TCAS TRAFFIC ON MAP	*	**
3162CG3052	TCAS RESOLUTION ADVISORY ON ADI	*	**
3162CG3053	TCAS RESOLUTION ADVISORY ON IVSI	*	**
3162CG3057	ANALOG FAILURE FLAGS-DISPLAYED	*	**
3162CH3066	MACH AIRSPEED INDICATOR BUG #5 - 80 KNOTS	*	**
3162CH3068	SUPPLEMENTAL METRIC DATA INDICATIONS - DEACTIVATION	*	**

P.A. 1810	BOEING PROPRIETARY	Page 3 SA-75

Exhibit A-5

Block 700LUV Aircraft

3162CH3075	EFIS CONTROL PANEL - EFIS/MAP DISPLAY FORMAT	*	**
3162MP3128	DELETE ANALOG FAILURE FLAG	*	**
3162MP3129	SUPP METRIC DATA INDICATIONS ACTIV	*	**
3162MP3131	ENHANCED MACHINE AIRSPEED DISPLAY	*	**
3162MP3132	WX RADAR RANGE INDICATORS RANGE MRK	*	**
3240CH3220	NOSE LANDING GEAR WHEELS - BENDIX	*	**
3240CH3221	MAIN LANDING GEAR WHEELS AND BRAKES - BENDIX	*	**
3240MP3258	INSTL NOSE LANDING GEAR ALLIED SIGN	*	**
3240MP3288	NOSE LDG GEAR INSTL - 700 WHEELSILO -300 WHEELS	*	**
3245CH3029	TIRES - INSTALLATION OF SFE GOODYEAR TIRES	*	**
3321A694H26	COOL WHITE LIGHTS IN LIEU OF WARMWHITE PASSENGER CABIN	*	**
3321A802A50	PASS CABIN LIGHTING-TRIM COLOR CHGE	*	**
3324A092K63	PASS CAB INSTALL-NO SMOKING PERMANILLUMINATION	*	**
3324C547B16	MP - INFORMATION SIGNS - DEACTIVATION - PERMANENT SILKSCREENING OF NO SMOKING SYMBOL AND ADDITION IF KUFE VEST PLACARDING	*	**
3324CH3010	CEILING MOUNTED LIGHTED EXIT SIGN - RELOCATION	*	**
3343CH3034	ANTI-COLLISION LIGHT - SWITCH NOMENCLATURE REVISION	*	**
3345CH3020	LOGO LIGHTS - SYSTEM DEACTIVATION	*	**
3345MP3029	REACTIVATION OF LOGO LIGHTS	*	**
3350MP3079	EGRESS LIGHTING REVISION TOACCOMODATE ALL FOWARD FACINGSEAT CONFIGURATION.	*	**
3423CH3021	INSTALL BFE STANDBY ATTITUDE INDICATOR WITHOUT ILS DEVIATIONDISPLAY IN LIEU OF SFE INDICATOR	*	**
3423CH3026	STANDBY INDICATOR - SFE SEXTANT INLIEU OF BFE JET	*	**
3430B696D36	MP - ILS/GPS MULTI-MODE RECEIVER (MMR) - REVISION - HONEYWELL MMR IN LEIU OF ALLIEDSIGNAL MMR - BFE	*	**
3430MP3061	MULTI-MODE RECEIVER (MMR) - INSTALLATION OF ILS/GPS - BFEALLIEDSIGNAL INC	*	**
3430MP3069	MMR-GPS PROVISIONS-REP OF OH GPS	*	**
3431CG3051	ILS - INSTALLATION - BFE ALLIEDSIGNAL INC	*	**
3431MP3072	ILS-DELETION OF EXISTING ILS RECEIV	*	**
3433CG3058	LOW RANGE RADIO ALTIMETER (LRRA) -INSTALLATION - BFE ALLIEDSIGNALINC	*	**
3435CH3028	FLIGHT DYNAM.CAPTAIN ONLY HEAD UPGUIDANCE SYSTEM-PART PROVISIONS	*	**
3435MP3035	HEAD UP GUIDANCE SYS - BFE INSTL	*	**
3436A034B19	INSTALL 1500-1730-002 HUD COMPUTER	*	**
3436A150D47	HEAD UP GUIDANCE SYS-INSTALL FLTDYNAMICS HGS COMPUTER	*	**
3436A599A59	HEAD UP DISPLAY (HUD) PARTIAL PROVIS FOR CAT IIIA HGS 2350 FLT DYNAMIC	*	**
3436B572D13	MP - HEAD UP DISPLAY (HUD) SYSTEM - REPLACEMENT - FLIGHT DYNAMICS PHASE 3 HGS4000 SYSTEM INTO EXISTING COMMON HUG PARTIAL PROVISIONS IN LIEU OF HGS2350 HUD SYSTEM - BFE	*	**
3443CH3118	WEATHER RADAR SYSTEM - ARINC 708A SINGLE WEATHER RADAR SYSTEM WITHPREDICTIVE WINDSHEAR - PARTIAL PROVISIONS	*	**
3443CH3154	ARINC 708 WEATHER RADAR SYSTEM - INSTALLATION - BFE ALLIEDSIGNALINC (WITH DEACTIVATED PREDICTIVE WINDSHEAR FEATURE R/T RDR-4B)	*	**
3445B363B10	TRAFFIC ALERT & AVOIDANCE SYSTEM	*	**
3445B370E27	MP - TCAS SYSTEM - REPLACEMENT - HONEYWELL TCAS COMPUTER - TCAS CHANGE 7 COMPLIANT - HONEYWELL - BFE	*	**
3445CH3197	TCAS II - INSTALLATION - BFE ALLIEDSIGNAL INC	*	**
3446A561D04	EGPWS-ACTIVATION-PEAKS & OBSTACLESFEATURE	*	**
3451CG3005	VOR/MARKER BEACON - INSTALLATION -BFE ALLIEDSIGNAL INC	*	**
3455CG3120	DISTANCE MEASURING EQUIPMENT (DME)- INSTALLATION - BFEALLIEDSIGNAL INC (SCANNING)	*	**
3457B696A23	ADF PARTIAL PROVS ILO SGL SYS	*	**
3457CG3088	AUTOMATIC DIRECTION FINDER (ADF) -INSTALLATION - BFE ALLIEDSIGNALINC	*	**
3457CG3092	AUTOMATIC DIRECTION FINDER (ADF) CONTROL PANEL - INSTALLATION -BFE GABLES ENGINEERING INC	*	**
3457MP3132	ADD ADF CNTRL PANEL REV GABLES ILO	*	**
3457MP3133	ADD ADF ANTENNA REV ALLIED SIG ILO	*	**
3458CH3091	GPS PROVISIONS - ADD COMPONENTS REQUIRED TO PROVIDE COMPLETEPROVISIONS	*	**
3458CH3091.1	GPS PROVISIONS - ADD COMPONENTS REQUIRED TO PROVIDE COMPLETEPROVISIONS	*	**
3458CH3092	GLOBAL POSITIONING SYSTEM (GPS) - INSTALLATION - HONEYWELL INC(SUPPLEMENTAL NAVIGATION CERTIFICATION)	*	**
3461A051B70	FMC COLOR CDU/MCDU OPERATION ENABLE	*	**

P.A. 1810	BOEING PROPRIETARY	Page 4 SA-75

Exhibit A-5

Block 700LUV Aircraft

3461A150D31	MP - FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - INSTALLATION OF DUAL FMC’S AND MCDU’S IN LIEU OF EXISTING DUAL FMC’S AND CDU’S - SFE	*	**
3461A150D32	FMC SYS AIRLINE OPERATIOINALCOMMUNICATIONS DATA LINK	*	**
3461CG3403	BUYER FURNISHED NAVIGATION DATA BASE	*	**
3461CH3485	VERTICAL NAVIGATION (VNAV) ACTIVATE/DEACTIVATE SERVICE BULLETIN	*	**
3461CH3489	FLIGHT MANAGEMENT COMPUTER SYSTEM REVISION - CERTIFICATION FORSINGLE COMPUTER OPERATION ONLY	*	**
3461MP3496	INSTALL FMC-SECOND 4MCU, UPDATE10 FMC W/256K NAVAGATION DATABASEINTO EXISITING PARTIAL PROVISIONS	*	**
3510CG3089	CREW OXYGEN - 114 CU. FT. IN LIEU OF 76 CU. FT. CYLINDER	*	**
3830MP3025	INSTL PNEUDRAULICS 4” SERV PANL LAV	*	**
3831MP3019	REV GRAY WATER DRAIN ROUT LEVEL LIN	*	**
3832CH3071	VACUUM LAVATORY SYSTEM IN LIEU OF RECIRCULATING LAVATORY - LAVS AAND B	*	**
3910A150E36	MP- AFT ELECTRONICS PANEL ARRANGEMENT-SOUTHWEST AIRLINES	*	**
3910CH3113	RELOCATE ATC CONTROL PANEL	*	**
3910CH3122	AFT ELECTRONICS PANEL ARRANGEMENT	*	**
4960MP3024	APU SOFTWARE LOADING-ONBOARD FROMFLIGHT DECK	*	**
5100CH3026	ADDITIONAL CORROSION PROTECTION BENEATH GALLEYS AND LAVS	*	**
5100CH3027	FWD AND AFT CARGO DOOR REVISION - INSTALL HEAVY DUTY SKIN	*	**
5100MP3030	REMOVE ADD CORR PROT. ADDED BY CR	*	**
5220MP3012	OVER/WNG HATCH ASSIST HNDLE REV INS	*	**
5310A599A04	RADOME-WEATHERMASTER-REV-EXT MKG	*	**
5312MP3004	INSTAL OF SFE WEATHERMASTER RADOMEIN LIEU OF SFE BASIC RADOME	*	**
5352A599A07	MP - RADOME INSTALL-REV-WEATHERMASTER UNPAINTED	*	**
5730B502D20	PRODUCTION INSTALLATION OF BFE WINGLETS	*	**
7200B572C87	MP - ENGINE - CFM56-7 ENGINES - 7B24 RATING IN LIEU OF 7B22	*	**
7200CG3244	A/P PRFRMC:CFM56-7 ENG W/THRUST 22K	*	**
7731MP3049	EVM SYST WITH ON-BOARD TRIM & BAL	*	**
7900CG3026	LUBRICATING OIL - ESSO/EXXON TURBOOIL 2380	*	**
MISC DOOR	FAA FLIGHT DECK DOOR	*	**
MISC/FAA4	FLAME PROPAGATION - INSULATION BLANKETS	*	**
		*	**
Sub-Total Changes - Special Features-Exhibit A		*	**
		*	**
Additional Master Change and Record Options
1110C547C48	MP - EXTERIOR COLOR SCHEME AND MARKINGS - REVISION - ADDED US FLAG DECAL	*	**
1110C882K55	MP - EXTERIOR COLOR SCHEMES AND MARKINGS - REVISION - ADDITIONAL TOPCOAT	*	**
1130C882P15	MP - INTERIOR PLACARDS - REVISION - FRONT-ROW PLACARDS	*	**
2210A083A47	MP - AUTOFLIGHT - MODE CONTROL PANEL WITH SPEED AND ALTITUDE INTERVENTION	*	**
2210C430A09	MP - AUTOFLIGHT - GO-AROUND ROLL MODE - LNAV	*	**
2230A051B46	MP - AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION ALTITUDE	*	**
2230B696L43	MP - AUTOTHROTTLE - ACTIVATE AUTOTHROTTLE FUNCTIONALITY	*	**
2322C430J31	MP - COMMUNICATIONS MANAGEMENT UNIT (CMU) - REVISION - PARTIAL PROVISIONS - WIRING FOR VOICE RECORDER INTERFACE	*	**
2351A146A24	MP - CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - REVISION - THREE POSITION WITH DETENT IN INTERPHONE POSITION	*	**
2371C593G95	MP - VOICE RECORDER - INSTALLATION - RECORDER INDEPENDENT POWER SUPPLY (RIPS) - AFT LOWERED CEILING	*	**
2433B696M14	MP - STANDBY BUS - LOADS ADDITION - CAPTAIN’S FMC, MCDU AND CDS INBOARD DISPLAY UNIT	*	**
2500C882N30	MP - GALLEYS AND WINDSCREENS - REPLACEMENT - DITCH AND POT COMPLIANT - COMPOSITES UNLIMITED - BFE	*	**
2500C882P06	MP - INTERIOR ARRANGEMENT - REVISION - PASSENGER SERVICE UNIT SIGNS	*	**
2500C882P55	MP - INTERIOR ARRANGEMENT - REPLACEMENT - GALLEYS AND CLOSET - COMPOSITES UNLIMITED - BFE	*	**
2525C882G60	RO - PASSENGER COMPARTMENT SEATS - REPLACEMENT - B/E AEROSPACE - BFE	*	**
2525C882N31	MP - ECONOMY CLASS PASSENGER SEATS - DELETION - INFLATABLE SEAT BELTS	*	**
2528C882L97	MP - OVERHEAD STOWAGE COMPARTMENTS - DELETION - MAGAZINE RACK	*	**
2540C806K50	MP - LAVATORIES - REPLACEMENT - SOAP DISPENSER	*	**
2560C410D13	MP - EMERGENCY EQUIPMENT - LIFE VESTS - REPLACEMENT - EASTERN AERO MARINE INC - BFE	*	**

P.A. 1810	BOEING PROPRIETARY	Page 5 SA-75

Exhibit A-5

Block 700LUV Aircraft

3131B696M55	MP - DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) - REVISION - INSTALL P/N 967-0212-050 IN LIEU OF P/N 967-0212-002 AND ACTIVATE -3C DATA FRAME IN LIEU OF THE EXISTING -3B DATA FRAME - HONEYWELL - BFE	*	**
3131C430J20	MP - DIGITAL FLIGHT DATA RECORDER (DFDR) - REPLACEMENT - DFDR - L-3 COMMUNICATIONS P/N 2100-4045-22 WITH 1024 WPS MAXIMUM DATA RATE IN LIEU OF EXISTING HONEYWELL P/N 980-4700-042 WITH 256 WPS MAXIMUM DATA RATE - BFE	*	**
3131C430J33	MP - DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) - REPLACEMENT - TELEDYNE DFDAU WITH 512 WPS CAPABILITY AND 737-7 DATAFRAME ACTIVE IN LIEU OF EXISTING HONEYWELL DFDAU - BFE	*	**
3162B696M54	MP - COMMON DISPLAY SYSTEM (CDS) DISPLAY FORMAT - PFD/ND IN LIEU OF EFIS/MAP WITH SIDE-BY-SIDE ENGINE DISPLAY	*	**
3436C465E64	MP - HEAD UP DISPLAY (HUD) - REPLACEMENT - COMBINER - STC CERTIFIED - ROCKWELL COLLINS INC - BFE	*	**
3446B696L55	MP - GROUND PROXIMITY WARNING SYSTEM - ACTIVATION - ALTITUDE CALLOUTS - 100, 50, 30, 10	*	**
3461B372G37	MP - FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - SPEED PROPAGATION FROM THE CRUISE PAGE TO THE DESCENT PAGE - ENABLE	*	**
3461B696K98	MP - FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - REVISION - VERTICAL RNP DEFAULT VALUE	*	**
3461B696L42	MP - FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - ACTIVATE/DE-ACTIVATE OPTIONAL FEATURES	*	**
3461B696M50	RO - FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INTENT DATA TRANSMITTED VIA THE FMC INTENT DATA DEDICATED OUTPUT BUS - ENABLE	*	**
3461C430H18	RO - FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INTENT DATA TRANSMITTED TO ACARS - ENABLE	*	**
3461C430J06	MP - FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INHIBIT - VOR UPDATING	*	**
3461C430J07	MP - FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - ENABLED - DEFAULT DME UPDATE ON SOFTWARE OPTION	*	**
3461C910A43	MP - FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - DE-ACTIVATE OPTIONAL FEATURE	*	**
3461C910D45	MP - FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INSTALLATION - FMC OPERATIONAL PROGRAM SOFTWARE (OPS) UPDATE U10.7 IN LIEU OF UPDATE U10.8A	*	**
7900C910C58	MP - LUBRICATING OIL - REVISION - MOBIL JET II IN LIEU OF BP TURBO OIL 2380	*	**
MISC/FAA5	MISC/FAA5 - FIRE PENETRATION - BURNTHROUGH FAR 25.865(B)	*	**

Total		*	**

	Grand Total	*	**

P.A. 1810	BOEING PROPRIETARY	Page 6 SA-75

737-8H4

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Exhibit A-6 to Purchase Agreement Number 1810

Block 800LUV Aircraft

P.A. No 1810	A-6- 1	SA-75

AIRCRAFT CONFIGURATION

Dated December 13, 2011

relating to

BOEING MODEL 737-8H4 AIRCRAFT

The Detail Specification is Boeing document number D019A001SWA38P-1 Rev NEW, to be released on or about November 28, 2011. The Detail Specification provides further description of Buyer’s configuration set forth in this Exhibit A-6. Such Detail Specification will be comprised of Boeing Configuration Specification D019A001, Rev N dated as of January 29, 2010 as amended to incorporate the Special Features listed in this Exhibit A-6, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Special Features. The Aircraft Basic Price reflects and includes all effects of such Special Features, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

P.A. No. 1810	A-6- 2	SA-75

Exhibit A-6

737-800 Aircraft

Block 800LUV Aircraft

Change No.	Title	2011 $ A/P #1 Price Per A/C	2011 $ A/P #2 F/O Price Per A/C	2011 $ A/P #3 & On F/O Price Per A/C
0110-000029	MINOR MODEL 737-800 PASSENGER AIRPLANE	***	***	***
0110-000030	MAJOR MODEL 737 AIRPLANE	***	***	***
0170A244C58	SERVICING FEATURES - BASIC	***	***	***
0170A425A76	AVIONICS - DUAL FMC WITH MULTI-CONTROL DISPLAY UNIT	***	***	***
0170A541A17	AIRFRAME - 737-800	***	***	***
0170B401A26	COMMUNICATIONS - BASIC COMMUNICATIONS CONFIGURATION WITH HF DATALINK PROVISIONS AND INTEGRATED SELCAL CALL	***	***	***
0170B401A73	CLIMATE - NORMAL WEATHER OPERATIONS	***	***	***
0170B513A51	PC - PUSH TO TALK (PTT) SWITCH ON GLARESHIELD - REMOVE	***	***	***
0170B750B43	737 BOEING SKY INTERIOR	***	***	***
0170C430J04	PC - COMMUNICATIONS - DUAL COMMUNICATIONS CONTROL PANEL WIRING IN LIEU OF TRIPLE COMMUNICATIONS CONTROL PANEL WIRING	***	***	***
0170C801A81	GALLEY AFT COMPLEX - G4B GALLEY - DOMED AFT BULKHEAD	***	***	***
0170C801C76	LAVATORY AFT COMPLEX - TWO LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS - 737 BOEING SKY INTERIOR	***	***	***
0170D360B56	PC - LAVATORY AFT COMPLEX - TWO LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS, NO CURTAIN - BOEING SKY INTERIOR	***	***	***
0221A599A81	WET GROOVED RUNWAY OPERATIONS WITH ANTISKID SYSTEM INOPERATIVE	***	***	***
0221A609B52	DISPATCH WITH GEAR EXTENDED FOR REVENUE FLIGHT	***	***	***
0221C588A08	LANDING PERFORMANCE IMPROVEMENT- SKID RESISTANT RUNWAYS (FOR FAA CERTIFIED CUSTOMERS)	***	***	***
0222C472A09	SHORT FIELD PERFORMANCE ENHANCEMENT	***	***	***
0224-000036	EXTENDED RANGE TWIN ENGINE OPERATIONS (ETOPS)	***	***	***
0228-000001	FLIGHT MANUALS IN FAA FORMAT	***	***	***
0228-000032	FLIGHT CREW OPERATIONS MANUAL IN FAA FORMAT	***	***	***
0252B299A34	INSTRUMENTATION, AIRPLANE AND FUEL MEASURING STICK MANUALS IN ENGLISH UNITS - TEMPERATURE IN DEGREES FAHRENHEIT	***	***	***
0254-000003	USPHS CERTIFICATE OF SANITARY CONSTRUCTION	***	***	***
0315D292A01	CERTIFIED OPERATIONAL AND STRUCTURAL DESIGN WEIGHTS 737-800	***	***	***
0351D322A15	TAKEOFF PERFORMANCE IMPROVEMENT - ALTERNATE FORWARD CENTER OF GRAVITY LIMITS	***	***	***
0370C910B63	AIR CONDITIONING TRANSITION DUCT UNDER FLOOR - INSTALLATION - 17 MIL DAMPING TAPE FOR NOISE REDUCTION	***	***	***
1110D360A84	EXTERIOR NON-REGULATORY MARKINGS	***	***	***
1110D360A85	EXTERIOR REGULATORY MARKINGS AND COLOR SCHEME	***	***	***
1130D360A86	CARGO COMPARTMENT PLACARDS	***	***	***
1130D360A88	LIGHTED SIGNS	***	***	***

P.A. No. 1810	BOEING PROPRIETARY	Page 1 SA-75

Exhibit A-6

737-800 Aircraft

Block 800LUV Aircraft

Change No.	Title	2011 $ A/P #1 Price Per A/C	2011 $ A/P #2 F/O Price Per A/C	2011 $ A/P #3 & On F/O Price Per A/C
1130D360B61	INTERIOR PLACARDS AND MARKERS - 737 BOEING SKY INTERIOR	***	***	***
2130-000010	600 FPM CABIN PRESSURE ASCENT RATE	***	***	***
2130-000015	750 FPM CABIN PRESSURE DESCENT RATE	***	***	***
2170-000021	OZONE CONTROL - SPACE PROVISIONS FOR CATALYTIC CONVERTERS	***	***	***
2210-000121	AUTOFLIGHT - ACTIVATION OF CONTROL WHEEL STEERING REVERSION IN APPROACH MODE	***	***	***
2210-000123	AUTOFLIGHT - FLIGHT DIRECTOR TAKEOFF MODE WINGS LEVEL	***	***	***
2210-000142	AUTOFLIGHT - ALTITUDE ALERT - 300/900 FEET	***	***	***
2210-000151	AUTOFLIGHT - ENABLE GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	***	***	***
2210C175A38	AUTOFLIGHT - GO-AROUND ROLL MODE - LNAV	***	***	***
2230-000137	AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION ALTITUDE	***	***	***
2310B691B85	COMMUNICATIONS CONTROL PANELS - DUAL GABLES RADIO TUNING PANELS CAPABLE OF (2) HF SYSTEMS AND (3) VHF SYSTEMS (8.33 KHZ CAPABLE) - P/N G7404-124 - BFE/SPE	***	***	***
2311B401A28	HF COMMUNICATIONS - EQUIPMENT INSTALLATION OF DUAL HONEYWELL INTERNATIONAL INC. HF TRANSCEIVERS - P/N 964-0452-012 - AND DIGITAL HF COUPLERS - P/N 964-0453-011 - BFE/SPE	***	***	***
2311B401A29	DUAL HF DATA RADIO - ARINC 753 - ACTIVATION - AIRLINE DATA LINK COMMUNICATIONS ONLY	***	***	***
2312A213B90	VHF COMMUNICATIONS - EQUIPMENT INSTALLATION OF TRIPLE HONEYWELL ARINC 750 RTA-44D VHF FM IMMUNE TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING, VDL MODE 2, AND CMC INTERFACE CAPABILITY - P/N 064-50000-2000 - BFE/SPE	***	***	***
2321-000050	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N 1200008-000 - BFE/SPE	***	***	***
2322C430J57	MP - COMMUNICATIONS MANAGEMENT UNIT (CMU) - ACTIVATION - DATA LINK RECORDING	***	***	***
2322C703A02	CMU - HONEYWELL ARINC 758 LEVEL AOA MARK III COMMUNICATIONS MANAGEMENT UNIT (CMU) - INSTALLATION INTO EXISTING PARTIAL PROVISIONS - P/N 7519200-921 - BFE/SPE	***	***	***
2322C939A05	CMU - INSTALLATION OF PARTIAL PROVISIONS FOR A SINGLE CMU IN ACCORDANCE WITH ARINC 758	***	***	***
2322D322B88	MP - CMU - INSTALLATION OF HONEYWELL MARK II ARINC 758 LEVEL AOA CMU W/ARINC SERVICE PROVIDER - DATA LINK RECORDING CAPABLE - P/N 965-0758-006 IN LIEU OF THE EXISTING HONEYWELL MARK III ARINC 758 LEVEL AOA CMU - P/N 7519200-921 - BFE	***	***	***
2324B299A26	EMERGENCY LOCATOR TRANSMITTER (ELT) - WULFSBERG ELECTRONICS AUTOMATIC FIXED WITH NAVIGATION INTERFACE UNIT (NIU) - MODE S BROADCAST - BFE/SPE	***	***	***
2331B754B15	PASSENGER ADDRESS (PA) SYSTEM - ARINC 715 - ROCKWELL COLLINS AMPLIFIER - BFE/SPE	***	***	***

P.A. No. 1810	BOEING PROPRIETARY	Page 2 SA-75

Exhibit A-6

737-800 Aircraft

Block 800LUV Aircraft

Change No.	Title	2011 $ A/P #1 Price Per A/C	2011 $ A/P #2 F/O Price Per A/C	2011 $ A/ P #3 & On F/O Price Per A/C
2342D360B00	CABIN INTERPHONE SYSTEMS - ATTENDANT HANDSETS WITH UNIQUE MARKINGS	***	***	***
2350A150D50	AUDIO INTEGRATING - INHIBIT AURAL ALERT TRANSMISSIONS THROUGH CAPTAIN, FIRST OFFICER’S AND FIRST OBSERVER’S HEADPHONES	***	***	***
2350B872A08	AUDIO CONTROL PANEL - INTEGRATED SELCAL, CREW CALL, AND SATCOM FUNCTIONS - INSTALLATION - 3 VHF/2 HF	***	***	***
2351-000043	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - THREE POSITION WITH DETENT IN INTERPHONE POSITION	***	***	***
2351A213A33	AUDIO INTEGRATION - INSTALLATION - TWO-PLUG AUDIO JACKS IN THE FLIGHT DECK	***	***	***
2351A213B77	BOOM MICROPHONE HEADSETS - CAPTAIN AND FIRST OFFICER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	***	***	***
2351B696M34	AUDIO INTEGRATION - INSTALLATION - 2J HAND MICROPHONE JACKS IN THE FLIGHT DECK	***	***	***
2351D360C80	PASSENGER CABIN MEDICAL COMMUNICATIONS SYSTEM - BOEING SKY INTERIOR	***	***	***
2371B628B32	VOICE RECORDER AND MICROPHONE/MONITOR - HONEYWELL - 2 HOUR RECORDING TIME - WITH DATALINK RECORDING CAPABILITY - P/N 980-6032-001 & P/N 980-6116-001 - BFE/SPE	***	***	***
2371B628B41	VOICE RECORDER - RECORDER INDEPENDENT POWER SUPPLY (RIPS) - AFT LOWERED CEILING	***	***	***
2433-000010	STANDBY POWER - 60-MINUTE CAPABILITY	***	***	***
2451B572D03	GALLEY G1 POWER - 6.9 KVA	***	***	***
2510C910B65	TRIP COUNTER - INSTALLATION - SFE - DEXTER WILSON	***	***	***
2511-000271	SECOND OBSERVER STATION, WITHOUT ARMRESTS - ADDITION	***	***	***
2511B696M36	FLIGHT COMPARTMENT SEATS - INSTALL CAPTAIN AND FIRST OFFICER SEATS WITH FLOTATION CUSHIONS	***	***	***
2513-000420	NO ROLLER SUNSHADES - FLIGHT DECK	***	***	***
2513B696E89	LOG BOOK HOLDER - INSTALLATION - ON AFT FACE OF P8 AISLESTAND	***	***	***
2513B696E95	FLIGHT COMPARTMENT ACCOMMODATIONS - INSTALL A FUEL CONVERSION PLACARD ON THE FACE OF CAPTAIN AND FIRST OFFICER’S CLIPBOARDS	***	***	***
2513C410C22	FLIGHT COMPARTMENT ACCOMMODATIONS - EMERGENCY EVACUATION CHECKLIST PLACARD ON THE CAPTAIN AND FIRST OFFICER’S CONTROL COLUMNS	***	***	***
2520D360A90	INTERIOR COLOR AND MATERIAL - STANDARD OFFERING	***	***	***
2523D360F87	PASSENGER SERVICE UNITS - 737 BOEING SKY INTERIOR	***	***	***
2524D360A79	CLOSET - AFT OF DOOR 1, LEFT - BFE/SPE	***	***	***
2524D360B01	FULL HEIGHT WINDSCREEN/STOWAGE UNIT - RHS - STA 336.75 - BFE/SPE	***	***	***

P.A. No. 1810	BOEING PROPRIETARY	Page 3 SA-75

Exhibit A-6

737-800 Aircraft

Block 800LUV Aircraft

Change No.	Title	2011 $ A/P #1 Price Per A/C	2011 $ A/P #2 F/O Price Per A/C	2011 $ A/P #3 & On F/O Price Per A/C
2525A627A07	DOUBLE ATTENDANT SEAT - WALL MOUNTED - STA 304	***	***	***
2525C204K04	HIC AND FEMUR LOAD COMPLIANCE - ECONOMY CLASS SEATS	***	***	***
2525C204K05	HIC AND FEMUR LOAD COMPLIANCE - ATTENDANT SEATS	***	***	***
2525D360F41	ECONOMY CLASS SEATS - BFE/SPE	***	***	***
2527D360C81	FLOOR COVERING - GALLEY MAT AND CARPET - BFE	***	***	***
2528C204J16	FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***	***	***
2528C204J18	SECOND FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***	***	***
2528C204J20	FIRST MID CABIN CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***	***	***
2528C204J22	SECOND MID-CABIN CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	***	***	***
2528D360A93	LITERATURE POCKETS - BFE/SPE	***	***	***
2528D360B64	OVERHEAD STOWAGE BINS - ADDITIONAL FEATURES - 737 BOEING SKY INTERIOR	***	***	***
2529A802A86	DOOR WARNING STRAP - SHOCK CORD	***	***	***
2529D360B52	FORWARD ATTENDANT WORKSTATION - PANEL & HANDSET - UNIQUE FACEPLATE DISPLAY	***	***	***
2530C882K34	GALLEY G1 - AFT STATION 293	***	***	***
2530D360B03	GALLEY PART NUMBERS - BFE/SPE	***	***	***
2530D360B04	GALLEY INSERT PART NUMBERS - BFE/SPE	***	***	***
2540B873A66	LA LAVATORY	***	***	***
2540D360A81	LA LAVATORY SELECTABLES	***	***	***
2540D360A82	LE LAVATORY SELECTABLES	***	***	***
2540D360C84	LD LAVATORY SELECTABLES	***	***	***
2552-000117	CARGO COMPARTMENT NETS WITH NYLON TYPE WEB SUPPORTS	***	***	***
2552-000216	LOWER SIDEWALL LINER - FOWARD AND AFT CARGO COMPARTMENT - .060 THICKNESS	***	***	***
2552B491A05	FLOOR PANELS - FORWARD CARGO COMPARTMENT - 0.090 INCH THICKNESS, BMS 8-2, CONOLITE	***	***	***
2552B491A06	FLOOR PANELS - AFT CARGO COMPARTMENT - 0.090 INCH THICKNESS BMS 8-2, CONOLITE	***	***	***
2552B491A07	CEILING LINER - FORWARD CARGO COMPARTMENT - 0.031 INCH THICKNESS, BMS 8-2, CONOLITE	***	***	***
2552B491A10	CEILING LINER - AFT CARGO COMPARTMENT - 0.031 INCH THICKNESS, BMS 8-2, CONOLITE	***	***	***
2552B491A11	STA 731 BULKHEAD - .060 INCH THICKNESS, BMS 8-2, CONOLITE	***	***	***

P.A. No. 1810	BOEING PROPRIETARY	Page 4 SA-75

Exhibit A-6

737-800 Aircraft

Block 800LUV Aircraft

Change No.	Title	2011 $ A/P #1 Price Per A/C	2011 $ A/P #2 F/O Price Per A/C	2011 $ A/P #3 & On F/O Price Per A/C
2552B491A13	UPPER SIDEWALL LINER - AFT CARGO COMPARTMENT - 0.045 INCH THICKNESS, BMS 8-2, CONOLITE	***	***	***
2560-000176	HALON FIRE EXTINGUISHER - FLIGHT DECK - WALTER KIDDE	***	***	***
2560-000269	CREW LIFE VEST STOWAGE - FLIGHT DECK, SECOND OBSERVER - CAPTAIN’S SEAT BACK	***	***	***
2560C410D09	CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER - EASTERN AERO MARINE INC - P/N P01202-301C - BFE/SPE	***	***	***
2562D360B66	OVERWATER EMERGENCY EQUIPMENT - BFE/SPE - 737 BOEING SKY INTERIOR	***	***	***
2564D360G72	DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - BFE/SPE - 737 BOEING SKY INTERIOR	***	***	***
2622-000047	APU FIRE EXTINGUISHER BOTTLE - COMMON WITH ENGINES	***	***	***
2841-000004	STANDARD FUEL SYSTEM ACCURACY - NO FUEL DENSITOMETERS	***	***	***
2911-000042	ENGINE-DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE - EATON (VICKERS) - 10-62167	***	***	***
2911-000044	AC MOTOR-DRIVEN HYDRAULIC PUMPS - EATON (VICKERS) - 10-60556	***	***	***
3041-000003	NO HEATED FLIGHT COMPARTMENT NUMBER 3 WINDOW	***	***	***
3042B696M33	WINDSHIELD WIPER SYSTEM - REVISION - SINGLE SWITCH FOR BOTH WIPERS	***	***	***
3120C910B67	CLOCK WIRING - INSTALLATION - FMC, DFDAU AND VOICE RECORDER INPUT FROM FIRST OFFICER’S CLOCK	***	***	***
3131-000143	ACCELEROMETER - HONEYWELL P/N 971-4193-001 - BFE/SPE	***	***	***
3131B628B16	DIGITAL FLIGHT DATA RECORDER (DFDR) - HONEYWELL - 1024 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4750-009 - BFE/SPE	***	***	***
3131D217A10	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) - CAT IIIB/IAN/GLS/NPS CAPABLE - WITH ACMS CAPABILITY AND INTEGRATED PCMCIA MEDIA INTERFACE - TELEDYNE CONTROLS - 512 WPS CAPABLE - 737-7 DATA FRAME ACTIVE - P/N 2233000-916 - BFE/SPE	***	***	***
3132-000014	PORTABLE DATA LOADER/RECORDER CONNECTOR IN FLIGHT DECK-ARINC 615-SFE	***	***	***
3133A150E33	MP-INSTL OF ARINC 740 PRINTER PROVISIONS IN THE FLIGHT DECK AISLESTAND	***	***	***
3161-000133	ENGINE FUEL FLOW - FULL TIME DISPLAY - PRIMARY ENGINE DISPLAY UNIT	***	***	***
3161A627A40	CDS - SOFTWARE ACTIVATION - SELECTABLE COMPACTED ENGINE FORMAT - ENABLE	***	***	***
3161C175A22	ENGINE OIL QUANTITY DISPLAY - PERCENT - ENGINE DISPLAY	***	***	***
3162-000018	ATTITUDE COMPARATOR - FLASHING - ADI	***	***	***
3162-000023	FLIGHT DIRECTOR COMMAND DISPLAY - FILLED INTEGRATED CUE - ADI	***	***	***

P.A. No. 1810	BOEING PROPRIETARY	Page 5 SA-75

Exhibit A-6

737-800 Aircraft

Block 800LUV Aircraft

Change No.	Title	2011 $ A/P #1 Price Per A/C	2011 $ A/P #2 F/O Price Per A/C	2011 $ A/P #3 & On F/O Price Per A/C
3162-000028	RADIO ALTITUDE - BELOW ADI	***	***	***
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	***	***	***
3162-000036	LANDING ALTITUDE REFERENCE BAR - PRIMARY FLIGHT DISPLAY	***	***	***
3162-000040	BARO MINIMUMS POINTER - DISPLAYED ON SELECTION OF RADIO ALTITUDE MINIMUMS - PRIMARY FLIGHT DISPLAY	***	***	***
3162-000044	TCAS RESOLUTION ADVISORY - VSI	***	***	***
3162-000051	ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE	***	***	***
3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY	***	***	***
3162-000079	MANUALLY TUNED VOR SELECTED COURSE LINES DISPLAYED - NAVIGATION DISPLAY	***	***	***
3162-000088	AIRSPEED BUG - ENABLED - 80 KNOT SETTING - MACH AIRSPEED INDICATOR	***	***	***
3162-000218	GROUND SPEED - DISPLAYED BELOW AIRSPEED TAPE WHEN MACH NUMBER IS NOT DISPLAYED - PRIMARY FLIGHT DISPLAY	***	***	***
3162A066A17	COMMON DISPLAY SYSTEMS FAULT MESSAGE - REVERSE VIDEO DISPLAY	***	***	***
3162A213A02	CDS DISPLAY - PFD/ND FORMAT - OVER AND UNDER ENGINE PRESENTATION	***	***	***
3162A627A36	CDS - SOFTWARE ACTIVATION - VNAV SPEED BANDS - ENABLE	***	***	***
3162C594A29	CDS - SOFTWARE ACTIVATION - NAVIGATION PERFORMANCE SCALES - ENABLE	***	***	***
3244-000008	SERVICE INTERPHONE CONNECTOR - EXTERNAL POWER PANEL	***	***	***
3245-000098	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - BFGOODRICH - INSTALLATION WITH SFE 12 PR, 225 MPH RADIAL TIRES	***	***	***
3245B290A92	BRAKES - CARBON - GOODRICH	***	***	***
3245B290A94	WHEELS AND TIRES - MAIN LANDING GEAR - WHEELS FOR CARBON BRAKES - GOODRICH - INSTALLATION WITH SFE 28 PR, 225 MPH TIRES	***	***	***
3321C869A65	PASSENGER CABIN LIGHTING - SINGLE-ZONE CONTROL - 737 BOEING SKY INTERIOR	***	***	***
3324C195A04	NO SMOKING SIGN - SILK SCREENED SYMBOL AND RETAIN CHIME FUNCTION	***	***	***
3342-000033	NOSE GEAR TAXI LIGHT - NO AUTOMATIC SWITCHOFF AT RETRACTION	***	***	***
3342-000035	NOSE GEAR TAXI LIGHT - 250-WATT	***	***	***
3344C910B68	ANTI-COLLISION LIGHT - INSTALLATION - SWITCH NOMENCLATURE	***	***	***
3350C869A05	EMERGENCY ESCAPE PATH LIGHTING - FLOOR MOUNTED - COLOR PHOTOLUMINESCENT	***	***	***
3350D360K03	RO - EMERGENCY LIGHTING - REPLACEMENT - EMERGENCY ESCAPE PATH LIGHTING - NARROW COLORED PHOTOLUMINESCENT IN LIEU OF STANDARD WIDTH	***	***	***
3412-000022	DUAL ELEMENT NON-ASPIRATED TAT PROBE	***	***	***

P.A. No. 1810	BOEING PROPRIETARY	Page 6 SA-75

Exhibit A-6

737-800 Aircraft

Block 800LUV Aircraft

Change No.	Title	2011 $ A/P #1 Price Per A/C	2011 $ A/P #2 F/O Price Per A/C	2011 $ A/P #3 & On F/O Price Per A/C
3414-000035	STANDBY ALTIMETER/AIRSPEED INDICATOR - FLIGHT DECK	***	***	***
3423-000023	STANDBY ATTITUDE INDICATOR - SEXTANT AVIONIQUE - SFE	***	***	***
3430B866A28	ILS/GPS MULTI-MODE RECEIVER (MMR) - HONEYWELL INTERNATIONAL INC. - P/N 066-50029-1201 - BFE/SPE	***	***	***
3431A065B03	VHF NAV/DME CONTROL PANEL - GABLES ENGINEERING - P/N G7500-03 - BFE/SPE	***	***	***
3433A732A13	RADIO ALTIMETER (RA) - CAT IIIB CAPABLE - HONEYWELL INTERNATIONAL INC - P/N 066-50007-0111 - BFE/SPE	***	***	***
3436A218A66	HEAD-UP DISPLAY (HUD) - PARTIAL PROVISIONS FOR A COMMON HUD SYSTEM WITH CONTROL PANEL INTERFACE	***	***	***
3436C594A68	HEAD UP DISPLAY (HUD) - INSTALLATION OF ROCKWELL COLLINS PHASE 3 HGS4000 SYSTEM WITH CONTROL PANEL - STC CERTIFIED - BFE/SPE	***	***	***
3443B696L72	SINGLE WEATHER RADAR SYSTEM - HONEYWELL INTERNATIONAL INC. - MODEL RDR-4000 WEATHER RADAR - INSTALLATION - BFE/SPE	***	***	***
3443B696L73	SINGLE WEATHER RADAR SYSTEM CONTROL PANEL - HONEYWELL RDR-4000 RADAR SYSTEM - P/N 930-5101-001 - BFE/SPE	***	***	***
3445B866A10	TCAS SYSTEM - HONEYWELL INTERNATIONAL INC TCAS COMPUTER P/N 940-0300-001 - TCAS CHANGE 7 COMPLIANT - BFE/SPE	***	***	***
3446-000046	LOW VOLUME FOR ALTITUDE CALLOUTS	***	***	***
3446-000048	ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - BANK ANGLE CALLOUT ENABLE	***	***	***
3446-000050	500 SMART CALLOUT	***	***	***
3446-000057	GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - 100, 50, 30, 10	***	***	***
3451-000023	VOR/MARKER BEACON - ALLIEDSIGNAL RECEIVER P/N 066-50012-0101 - BFE/SPE	***	***	***
3453B866A17	ATC SYSTEM - HONEYWELL INTERNATIONAL INC ATC TRANSPONDER P/N 066-01127-1602 - ELS/EHS/ES AND TCAS CHANGE 7 COMPLIANT - HONEYWELL INTERNATIONAL INC CONTROL PANEL P/N 071-01503-2601 - BFE/SPE	***	***	***
3455-000020	DISTANCE MEASURING EQUIPMENT (DME) - ALLIEDSIGNAL INTERROGATOR P/N 066-50013-0101 - BFE/SPE	***	***	***
3457B696A24	AUTOMATIC DIRECTION FINDING (ADF) SYSTEM - PARTIAL PROVISIONS	***	***	***
3461A150B73	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ENGINE-OUT STANDARD INSTRUMENT DEPARTURES (SID’S) - ENABLE	***	***	***
3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED	***	***	***
3461A425A17	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIRLINE OPERATIONAL COMMUNICATIONS DATA LINK (AOC DL) - FANS FEATURE ACTIVATION	***	***	***

P.A. No. 1810	BOEING PROPRIETARY	Page 7 SA-75

Exhibit A-6

737-800 Aircraft

Block 800LUV Aircraft

Change No.	Title	2011 $ A/P #1 Price Per A/C	2011 $ A/P #2 F/O Price Per A/C	2011 $ A/P #3 & On F/O Price Per A/C
3461A425A30	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- ABEAM WAYPOINTS- ENABLE	***	***	***
3461A425A48	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ACTIVATE COLOR OPERATION	***	***	***
3461A890A76	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DISPLAY - MISSED APPROACH IN CYAN UNTIL ACTIVE - ENABLE	***	***	***
3461B696D59	MP - FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) -AIR TRAFFIC SERVICES DATA LKINK (ATS DL) -FANS FEATURE ACTIVATION	***	***	***
3461B696K97	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - VERTICAL RNP DEFAULT VALUE - REVISION	***	***	***
3461B696M48	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INTENT DATA TRANSMITTED VIA THE FMC INTENT DATA DEDICATED OUTPUT BUS - ENABLE	***	***	***
3461C175A14	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - FANS CAPABLE MCDU WITH ATC KEYBOARD - INSTALLATION-SFE	***	***	***
3461C175A32	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - COMMON VNAV - ENABLE	***	***	***
3461C175A34	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - SPEED PROPAGATION FROM THE CRUISE PAGE TO THE DESCENT PAGE - ENABLE	***	***	***
3461C430J05	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - VOR INHIBIT	***	***	***
3461C594A26	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INTENT DATA TRANSMITTED TO ACARS - ENABLE	***	***	***
3511-000011	NO REMOTE CREW OXYGEN FILL STATION	***	***	***
3511B696M31	CREW OXYGEN MASKS AND SMOKE GOGGLES - CAPTAIN, FIRST OFFICER, FIRST OBSERVER AND SECOND OBSERVER - BFE/SPE	***	***	***
3511D322B89	MP - CREW OXYGEN MASKS - WITH SECOND OBSERVER - REPLACEMENT - AVOX FULL FACE MASKS WITH BUILT-IN GOGGLES IN LIEU OF THE EXISTING AVOX MASKS WITH SEPARATE SMOKE GOGGLES - BFE	***	***	***
3811-000017	POTABLE WATER - SERVICEABLE TO 40 GALLONS	***	***	***
3830C882K61	WASTE DISPOSAL - 4”“ SERVICE PANEL LAVATORY DRAIN VALVE	***	***	***
3832-000032	VACUUM WASTE SYSTEM - MONOGRAM TOILET ASSEMBLIES	***	***	***
3910D322A11	AFT ELECTRONICS PANEL ARRANGEMENT	***	***	***
5231A561C54	CARGO DOOR - SOLID SKIN	***	***	***
5300-000027	UNDERSEAT FLOOR PANELS, LOW TRAFFIC CAPABILITY	***	***	***
5352A298A28	RADOME- NORDAM- SFE	***	***	***
5730B290A42	PARTIAL PROVISIONS FOR AVIATION PARTNERS BOEING (APB) WINGLET INSTALLATION	***	***	***
5730C581A10	WINGLET INSTALLATION - AVIATION PARTNERS BOEING (APB) - BFE/SPE (737-800)	***	***	***
7200-000125	CFM56-7 ENGINES - 7B26 RATING	***	***	***
7900-000116	LUBRICATING OIL - MOBIL JET II	***	***	***
MISC	INTERIOR ALLOWANCE	***	***	***

P.A. No. 1810	BOEING PROPRIETARY	Page 8 SA-75

Exhibit A-6

737-800 Aircraft

Block 800LUV Aircraft

Change No.	Title	2011 $ A/P #1 Price Per A/C	2011 $ A/P #2 F/O Price Per A/C	2011 $ A/P #3 & On F/O Price Per A/C
MISC DOOR	FAA FLIGHT DECK DOOR	***	***	***
MISC P & O	PEAKS & OBSTACLES	***	***	***
MISC/FAA4	FLAME PROPAGATION - INSULATION BLANKETS (FAA)	***	***	***
MISC/FAA5	FIRE PENETRATION - BURNTHROUGH, FAR 25.856(b)	***	***	***
OPTIONS: 200	TOTALS:	***	***	***

P.A. No. 1810	BOEING PROPRIETARY	Page 9 SA-75

***

Dated January 19th, 1994

Relating to

BOEING MODEL 737-7H4 and 737-8H4 AIRCRAFT

***

P.A. No. 1810 K/SWA	B (I)	SA-75

737-8H4

CUSTOMER SUPPORT DOCUMENT

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Exhibit C-2 to Purchase Agreement Number 1810

Exhibit C-2 to P.A. No. 1810

CUSTOMER SUPPORT DOCUMENT

relating to

BOEING MODEL 737-8H4 AIRCRAFT

This Exhibit C-2 contains the Customer Support Document applicable to the 737-8H4 Aircraft and incorporates all terms and conditions contained in the Customer Support Document applicable to the 737-7H4 Aircraft as Exhibit C to the Purchase Agreement.

Buyer currently operates an aircraft of the same model as the 737-8H4 Aircraft. Upon Buyer’s request, Boeing will develop and schedule a customized Customer Support Program *** The customized program will be based upon and equivalent to the entitlements summarized below.

1.	Maintenance Training.

1.1	Maintenance Training Minor Model Differences Course, if required, covering operational, structural or systems differences between Buyer’s newly-purchased 737-8H4 Aircraft and an aircraft of the same model currently operated by Buyer; 1 class of 15 students;

1.2	Training materials, if applicable, will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, text and graphics will be provided for use in Buyer’s own training program.

2.	Flight Training.

Boeing will provide, if required, one classroom course to acquaint up to 15 students with operational, systems and performance differences between Buyer’s newly-purchased 737-8H4 Aircraft and an aircraft of the same model currently operated by Buyer.

Any training materials used in Flight Training, if required, will be provided for use in Buyer’s own training program.

3.	Planning Assistance.

3.1	Maintenance Engineering. Notwithstanding anything in Exhibit C to the Purchase Agreement to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.1	Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Buyer’s maintenance program resulting from minor

P.A. No. 1810	C-2-1	SA75
BOEING PROPRIETARY

Exhibit C-2 to P.A. No. 1810

model differences between the 737-8H4 Aircraft and an aircraft of the same model currently operated by the Buyer.

3.1.2	ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Buyer’s ETOPS maintenance program resulting from minor model differences between the 737-8H4 Aircraft and an aircraft of the same model currently operated by the Buyer.

3.1.3	GSE/Shops/Tooling Consulting. Upon request, Boeing will provide assistance to Buyer in identifying the impact to Buyer’s maintenance tools and ground support equipment resulting from the minor model differences between the 737-8H4 Aircraft and an aircraft of the same model currently operated by Buyer.

3.2	Spares.

Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

4.	Technical Data and Documents.

4.1	Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.

4.2	Boeing will provide the most current computer based training (CBT) courses available for the 737-7H4 and 737-8H4 as well as any enhancements to the basic 737 courses (e.g. 360 degree view of cockpit).

4.3	Boeing will provide the Flight Crew Operating Manual (FCOM) for the 737-8H4 in color and modified to the Southwest specific configuration.

4.4	In addition to the formats provided in Exhibit C, Part D, if requested by Buyer, Boeing will provide documents in xml, pdf and Framemaker formats.

P.A. No. 1810	C-2-2	SA75
BOEING PROPRIETARY

ECONOMIC PRICE ADJUSTMENT

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Exhibit D-2

to Purchase Agreement Number 1810

P.A. No. 1810		SA-75
Exhibit D-2	BOEING PROPRIETARY	Page 1

ECONOMIC PRICE ADJUSTMENT

(July 2011 Base Year)

relating to

BOEING MODEL 737-7H4 and 737-8H4 AIRCRAFT

1.	Formula.

Base Aircraft Price and Special Features price adjustments (Aircraft Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Aircraft Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P) (L + M) - P

Where:

Pa = Aircraft Price Adjustment. (For Models 737-600, 737-700, 737-800, 737-900, 737-900ER 747-8, 777-200LR, 777-F, and 777-300ER the Base Aircraft Price includes the engine price at its basic thrust level.)

P = Base Aircraft Price plus the price of the Special Features (as set forth in Tables 1a and 1b of this Purchase Agreement).

L = .65 x	(ECI
ECIb)

Where:

ECIb is the base year airframe escalation index (as set forth in Tables 1a and 1b of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Manufacturing – Total Compensation (BLS Series ID CIU2013000000000I), calculated by establishing a three (3) month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

M = .35 x	(CPI
CPIb)

P.A. No. 1810		SA-75
Exhibit D-2		Page 2
BOEING PROPRIETARY

Where:

CPIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement); and

CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index – All Urban Consumers (BLS Series ID CUUR0000SA0), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI and CPI.

Note:

(i)	In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	.65 is the numeric ratio attributed to labor in the Aircraft Price Adjustment formula.

(iii)	.35 is the numeric ratio attributed to materials in the Aircraft Price Adjustment formula.

(iv)	The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v)	The final value of Pa will be rounded to the nearest dollar.

(vi)	(vi) The Aircraft Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2.	Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data

P.A. No. 1810		SA-75
Exhibit D-2		Page 3
BOEING PROPRIETARY

reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Aircraft Price Adjustment, such values will be used to determine any increase or decrease in the Aircraft Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Aircraft Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Exhibit D-2 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4 If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Aircraft Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Aircraft Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:

(i)	The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Aircraft Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Aircraft Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Aircraft Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

P.A. No. 1810		SA-75
Exhibit D-2	BOEING PROPRIETARY	Page 4

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Exhibit E to Purchase Agreement Number 1810

P.A. No. 1810	E
K/SWA		SA 75

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

Dated January 19th, 1994

Relating to

BOEING MODEL 737-7H4 and 737-8H4 AIRCRAFT

This Buyer Furnished Equipment Provisions Document is Exhibit E to and forms a part of Purchase Agreement No. 1810, between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to the purchase of Boeing Model 737-7H4 and 737-8H4 aircraft (Aircraft).

P.A. No. 1810	E
K/SWA	(I)	SA 75

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

1.	General.

Certain equipment to be installed in the Aircraft is furnished to Boeing by Buyer at Buyer’s expense. This equipment is designated “Buyer Furnished Equipment” (BFE) and is listed in the Detail Specification. On or before Boeing’s implementation of the Aircraft, Boeing will provide to Buyer the BFE Requirements electronically through My Boeing Fleet (MBF) in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth in the Attachment A to this Exhibit for 737-7H4 Aircraft with delivery through 2011 and Attachment B to this Exhibit for 737-7H4 Aircraft and 737-8H4 with delivery 2012 through 2018.

2.	Supplier Selection.

Buyer will:

2.1 Select and notify Boeing of the suppliers of the BFE items set forth in Attachments A and B to this Exhibit;

2.2 Meet with Boeing and such selected BFE suppliers promptly after such selection to:

2.2.1 complete BFE configuration design requirements for such BFE; and

2.2.2 confirm technical data submittal dates for BFE certification.

3.	Buyer’s Obligations.

Buyer will:

3.1 comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report;

3.1.1 deliver technical data (in English) to Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to above;

P.A. No. 1810	E-1
K/SWA		SA 75

3.1.2 deliver BFE including production and/or flight training spares to Boeing in accordance with the quantities and schedule provided therein; and

3.1.3 deliver appropriate quality assurance documentation to Boeing as required with each BFE part (D6-56586, “BFE Product Acceptance Requirements”);

3.2 authorize Boeing to discuss all details of the BFE directly with the BFE suppliers;

3.3 authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;

3.3.1 require supplier’s contractual compliance to Boeing defined source inspection and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and

3.3.2 assure that Boeing identified supplier’s quality systems be approved to Boeing document D1-9000;

3.4 provide necessary field service representation at Boeing’s facilities to support Boeing on all issues related to the installation and certification of BFE;

3.5 deal directly with all BFE suppliers to obtain overhaul data, provisioning data and related product support documentation;

3.6 work closely with Boeing and the BFE suppliers to resolve any difficulties, including defective equipment, that arise;

3.7 be responsible for modifying, adjusting and/or calibrating BFE as required for FAA approval and for all related expenses;

3.8 warrant that the BFE will meet the requirements of the Detail Specification; and

3.9 be responsible for providing equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment.

P.A. No. 1810	E-2
K/SWA		SA 75

4.	Boeing’s Obligations.

Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the Aircraft with the BFE installed.

5.	Nonperformance by Buyer.

If Buyer’s nonperformance of obligations in this Exhibit or in the BFE Document causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Buyer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition Boeing will have the right to:

5.1 provide and install specified equipment or suitable alternate equipment and increase the price of the Aircraft accordingly; and/or

5.2 deliver the Aircraft to Buyer without the BFE installed.

6.	Return of Equipment.

BFE not installed in the Aircraft will be returned to Buyer in accordance with Buyer’s instructions and at Buyer’s expense.

7.	Title and Risk of Loss.

Title to and risk of loss of BFE will at all times remain with Buyer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.

8.	Indemnification of Boeing.

Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with any nonconformance or defect in any BFE and whether or not arising in tort or occasioned in whole or in part by the active, passive or imputed negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the BFE.

P.A. No. 1810 K/SWA	E-3	SA 75

9.	Patent Indemnity.

Buyer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of any actual or alleged infringement of any patent or other intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing. The conditions and limitations as described in Exhibit B, Part D, Paragraph 3 of this Agreement will apply to Boeing.

10.	Definitions.

For the purposes of the above indemnities, the term “Boeing” includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

P.A. No. 1810 K/SWA	E-4	SA 75

Attachment B to Exhibit E of PA 1810

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL737-7H4 and 737-8H4 AIRCRAFT

This Attachment B to Exhibit E of Purchase Agreement No. 1810 contains supplier selection dates, preliminary on-dock dates and other requirements applicable to the 737-7H4 Aircraft and 737-8H4 Aircraft.

1.	Supplier Selection for 737-8H4 Aircraft.

Buyer will select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	~~March 1, 2011~~ Completed

Galley Inserts	~~March 1, 2011~~ Completed

Seats (passenger)	~~January 17, 2011~~ Completed

Miscellaneous Emergency Equipment	~~March 1, 2011~~ Completed

2.	Preliminary On-dock Dates for 737-7H4 Aircraft & 737-8H4 Aircraft.

For planning purposes, preliminary BFE on-dock dates are set forth below:

Preliminary On-Dock Dates Month of Delivery

Item	Mar 2012	Apr 2012	May 2012	Jun-2012	Jul 2012	Aug 2012	Sep 2012
Seats	1/23/2012	2/21/2012	3/22/2012	4/20/2012	5/22/2012	6/21/2012	7/23/2012
Galleys/Furnishings	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012
Antennas & Mounting Equipment	11/23/2011	12/21/2011	1/23/2012	2/20/2012	3/22/2012	4/20/2012	5/23/2012
Avionics	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012
Cabin Systems Equipment	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012

Attachment B to Exhibit E of PA 1810	SA 75

BOEING PROPRIETARY

Miscellaneous Emergency Equipment	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012
Textiles/Raw Material	9/29/2011	10/28/2011	12/1/2011	1/10/2012	2/9/2012	3/9/2012	4/9/2012
Cargo Systems (Singe Aisle Programs)	1/3/2012	1/31/2012	3/1/2012	3/30/2012	5/1/2012	5/31/2012	7/2/2012
Provision Kits (Single Aisle Programs)	9/2/2011	9/30/2011	11/1/2011	11/30/2011	1/3/2012	1/31/2012	3/2/2012
Radomes (Single Aisle Programs)	12/16/2011	1/13/2012	2/15/2012	3/13/2012	4/16/2012	5/14/2012	6/15/2012

Preliminary On-Dock Dates Month of Delivery

Item	Oct 2012	Nov 2012	Dec 2012	Jan-2013	Feb-2013	Mar-2013	Apr-2013
Seats	8/23/2012	9/20/2012	10/23/2012	11/20/2012	12/13/2012	1/23/2013	2/20/2013
Galleys/Furnishings	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Antennas & Mounting Equipment	6/22/2012	7/20/2012	8/23/2012	9/20/2012	10/12/2012	11/21/2012	12/20/2012
Avionics	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Cabin Systems Equipment	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Miscellaneous Emergency Equipment	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Textiles/Raw Material	5/10/2012	6/7/2012	7/11/2012	8/8/2012	8/29/2012	10/1/2012	10/29/2013
Cargo Systems (Singe Aisle Programs)	8/2/2012	8/30/2012	10/2/2012	10/30/2012	11/21/2012	1/2/2013	1/30/2013
Provision Kits (Single Aisle Programs)	4/2/2012	4/30/2012	6/1/2012	6/29/2012	7/20/2012	9/4/2012	10/1/2012
Radomes (Single Aisle Programs)	7/16/2012	8/13/2012	9/17/2012	10/12/2012	11/6/2012	12/17/2012	1/13/2013

Preliminary On-Dock Dates Month of Delivery

Item	May-2013	Jun-2013	July 2013	Aug 2013	Sep 2013	Oct 2013	Nov 2013
Seats	3/21/2013	4/22/2013	5/22/2013	6/20/2013	7/23/2013	8/22/2013	9/20/2013
Galleys/Furnishings	3/14/2013	4/15/2013	5/15/2013	6/13/2013	7/16/2013	8/15/2013	9/13/2013
Antennas & Mounting Equipment	1/21/2013	2/22/2013	3/22/2013	4/19/2013	5/23/2013	6/21/2013	7/19/2013
Avionics	3/14/2013	4/15/2013	5/15/2013	6/13/2013	7/16/2013	8/15/2013	9/13/2013
Cabin Systems Equipment	3/14/2013	4/15/2013	5/15/2013	6/13/2013	7/16/2013	8/15/2013	9/13/2013

Attachment B to Exhibit E of PA 1810	SA 75

BOEING PROPRIETARY

Miscellaneous Emergency Equipment	3/14/2013	4/15/2013	5/15/2013	6/13/2013	7/16/2013	8/15/2013	9/13/2013
Textiles/Raw Material	11/29/2012	1/9/2013	2/8/2013	4/5/2013	4/9/2013	5/9/2013	6/7/2013
Cargo Systems (Singe Aisle Programs)	3/1/2013	4/1/2013	5/1/2013	5/30/2013	7/2/2013	8/1/2013	8/30/2013
Provision Kits (Single Aisle Programs)	11/1/2012	12/3/2012	1/2/2013	1/30/2013	3/1/2013	4/1/2013	4/30/2013
Radomes (Single Aisle Programs)	2/14/2013	3/15/2013	4/15/2013	5/13/2013	6/17/2013	7/15/2013	8/13/2013

Preliminary On-Dock Dates Month of Delivery

Item	Dec 2013	Jan 2014	Feb 2014	Mar-2014	Apr 2014	May 2014	Jun 2014
Seats	10/23/2013	11/19/2013	12/13/2013	1/23/2014	2/20/2014	3/21/2014	4/22/2014
Galleys/Furnishings	10/16/2013	11/12/2013	12/6/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Antennas & Mounting Equipment	8/23/2013	9/19/2013	10/14/2013	11/22/2013	12/20/2013	1/21/2014	2/21/2014
Avionics	10/16/2013	11/12/2013	12/6/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Cabin Systems Equipment	10/16/2013	11/12/2013	12/6/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Miscellaneous Emergency Equipment	10/16/2013	11/12/2013	12/6/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Textiles/Raw Material	7/11/2013	8/7/2013	8/29/2013	10/1/2013	10/29/2013	11/27/2013	1/9/2014
Cargo Systems (Singe Aisle Programs)	10/2/2013	10/29/2013	11/22/2013	1/2/2014	1/30/2014	3/1/2014	4/2/2014
Provision Kits (Single Aisle Programs)	6/3/2013	6/28/2013	7/22/2013	9/3/2013	9/30/2013	11/1/2013	12/2/2013
Radomes (Single Aisle Programs)	10/11/2013	10/11/2013	11/6/2013	12/16/2013	1/13/2014	2/14/2014	3/14/2014

Preliminary On-Dock Dates Month of Delivery

Item	Jul 2014	Aug 2014	Sep 2014	Oct 2014	Nov 2014	Dec 2014	Jan 2015
Seats	5/21/2014	6/20/2014	7/23/2014	8/21/2014	9/23/2014	10/24/2014	11/18/2014
Galleys/Furnishings	5/14/2014	6/13/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014
Antennas & Mounting Equipment	3/21/2014	6/13/2014	5/23/2014	6/20/2014	7/23/2014	8/25/2014	9/18/2014
Avionics	5/14/2014	4/21/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014
Cabin Systems Equipment	5/14/2014	4/21/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014

Attachment B to Exhibit E of PA 1810	SA 75

BOEING PROPRIETARY

Miscellaneous Emergency Equipment	5/14/2014	4/21/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014
Textiles/Raw Material	2/7/2014	3/10/2014	4/9/2014	5/8/2014	6/10/2014	7/14/2014	8/6/2014
Cargo Systems (Singe Aisle Programs)	5/1/2014	5/30/2014	7/2/2014	7/31/2014	9/2/2014	10/3/2014	10/28/2014
Provision Kits (Single Aisle Programs)	1/2/2014	1/30/2014	3/3/2014	3/31/2014	5/2/2014	8/4/2014	6/27/2014
Radomes (Single Aisle Programs)	4/14/2014	5/13/2014	6/16/2014	7/14/2014	8/15/2014	9/17/2014	10/10/2014

Preliminary On-Dock Dates Month of Delivery

Item	Feb 2015	Mar 2015	Apr 2015	May 2015	Jun 2015	Jul 2015
Seats	12/15/2014	1/22/2015	2/19/2015	3/23/2015	4/22/2015	5/21/2015
Galleys/Furnishings	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/15/2015	5/14/2015
Antennas & Mounting Equipment	10/15/2014	11/21/2014	12/19/2014	1/23/2015	2/23/2015	3/20/2015
Avionics	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/15/2015	3/13/2015
Cabin Systems Equipment	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/15/2015	5/14/2015
Miscellaneous Emergency Equipment	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/15/2015	5/14/2015
Textiles/Raw Material	8/29/2014	11/17/2014	10/28/2014	12/1/2014	1/9/2015	5/14/2015
Cargo Systems (Singe Aisle Programs)	11/24/2014	1/2/2015	1/29/2015	3/2/2015	4/1/2015	4/30/2015
Provision Kits (Single Aisle Programs)	7/24/2014	9/2/2014	9/29/2014	11/2/2015	12/1/2014	12/23/2014
Radomes (Single Aisle Programs)	11/7/2014	12/15/2014	1/12/2015	2/16/2015	3/16/2015	4/14/2015

Preliminary On-Dock Dates Month of Delivery

Item	Aug 2015	Sep 2015	Oct 2015	Nov 2015	Dec 2015	Jan 2016
Seats	6/22/2015	7/23/2015	8/21/2015	9/22/2015	10/22/2015	11/18/2015
Galleys/Furnishings	6/15/2015	7/16/2015	8/14/2015	9/15/2015	10/15/2015	11/11/2015
Antennas & Mounting Equipment	4/22/2015	5/22/2015	6/22/2015	7/22/2015	8/21/2015	9/18/2016
Avionics	6/15/2015	7/16/2015	8/14/2015	9/15/2015	10/15/2015	11/11/2015
Cabin Systems Equipment	6/15/2015	7/16/2015	8/14/2015	9/15/2015	10/15/2015	11/11/2015

Attachment B to Exhibit E of PA 1810	SA 75

BOEING PROPRIETARY

Miscellaneous Emergency Equipment	6/15/2015	7/16/2015	8/14/2015	9/15/2015	10/15/2015	11/11/2015
Textiles/Raw Material	3/10/2015	4/9/2015	5/8/2015	6/9/2015	7/10/2015	8/6/2015
Cargo Systems (Singe Aisle Programs)	5/1/2015	7/2/2015	8/1/2015	9/1/2015	10/1/2015	10/28/2015
Provision Kits (Single Aisle Programs)	2/2/2015	3/2/2015	4/1/2015	5/1/2015	6/1/2015	6/29/2015
Radomes (Single Aisle Programs)	5/15/2015	6/16/2015	7/14/2015	8/14/2015	9/15/2015	10/12/2015

Preliminary On-Dock Dates Month of Delivery

Item	Feb 2016	Mar 2016	Apr 2016	May 2016	Jun 2016	Jul 2016
Seats	12/15/2015	1/21/2016	2/19/2016	3/23/2016	4/21/2016	5/20/2016
Galleys/Furnishings	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Antennas & Mounting Equipment	10/15/2015	11/20/2015	12/18/2015	1/22/2016	2/22/2016	3/21/2016
Avionics	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Cabin Systems Equipment	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Miscellaneous Emergency Equipment	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Textiles/Raw Material	8/31/2015	9/29/2015	10/28/2015	12/2/2015	1/11/2016	2/9/2016
Cargo Systems (Singe Aisle Programs)	11/24/2015	12/23/2015	1/29/2016	3/2/2016	3/31/2016	4/29/2016
Provision Kits (Single Aisle Programs)	7/24/2015	8/24/2015	9/29/2015	11/2/2105	12/1/2015	12/23/2015
Radomes (Single Aisle Programs)	11/9/2015	12/14/2015	1/12/2016	2/16/2016	3/14/2016	4/13/2016

Preliminary On-Dock Dates Month of Delivery

Item	Aug 2016	Sep 2016	Oct 2016	Nov 2016	Dec 2016	Jan 2017
Seats	6/22/2015	7/21/2016	8/23/2016	9/22/2016	10/21/2016	11/18/2016
Galleys/Furnishings	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016
Antennas & Mounting Equipment	4/22/2016	5/20/2016	6/23/2016	7/22/2016	8/22/2106	9/19/2016
Avionics	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016
Cabin Systems Equipment	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016

Attachment B to Exhibit E of PA 1810	SA 75

BOEING PROPRIETARY

Miscellaneous Emergency Equipment	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016
Textiles/Raw Material	3/10/2016	4/7/2016	5/10/2016	6/9/2016	7/11/2016	8/9/2016
Cargo Systems (Singe Aisle Programs)	6/1/2016	7/1/2016	8/2/2016	9/1/2016	10/1/2016	10/28/2016
Provision Kits (Single Aisle Programs)	2/1/2016	3/1/2016	4/1/2016	5/2/2016	6/1/2016	6/28/2016
Radomes (Single Aisle Programs)	5/16/2016	5/13/2016	7/15/2016	8/15/2016	9/14/2016	10/11/2016

Preliminary On-Dock Dates Month of Delivery

Item	Feb 2017	Mar 2017	Apr 2017	May 2017	Jun 2017	Jul 2017
Seats	12/14/2016	1/23/2017	2/20/2017	3/23/2017	4/20/2017	5/22/2017
Galleys/Furnishings	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017	5/15/2017
Antennas & Mounting Equipment	10/14/2016	11/23/2016	12/20/2016	1/23/2017	2/20/2017	3/22/2017
Avionics	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017	5/15/2017
Cabin Systems Equipment	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017	5/15/2017
Miscellaneous Emergency Equipment	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017	5/15/2017
Textiles/Raw Material	8/30/2016	9/29/2016	10/27/2016	12/1/2016	1/9/2017	2/8/2017
Cargo Systems (Singe Aisle Programs)	11/23/2016	1/3/2017	1/30/2017	3/2/2017	3/30/3017	5/1/2017
Provision Kits (Single Aisle Programs)	7/22/2016	9/2/2016	9/30/2016	11/2/2016	11/30/2016	1/3/2017
Radomes (Single Aisle Programs)	12/14/2016	1/23/2017	1/13/2017	2/16/2017	3/13/2017	4/14/2017

Preliminary On-Dock Dates Month of Delivery

Item	Aug 2017	Sep 2017	Oct 2017	Nov 2017	Dec 2017
Seats	6/22/2017	6/22/2017	8/23/2017	9/21/2017	10/23/2017
Galleys/Furnishings	6/15/2017	6/15/2017	8/16/2017	9/14/2017	10/18/2017
Antennas & Mounting Equipment	4/21/2017	4/21/2017	6/23/2017	7/21/2017	8/23/2017
Avionics	6/15/2017	6/15/2017	8/16/2017	9/14/2017	10/18/2017

Attachment B to Exhibit E of PA 1810	SA 75

BOEING PROPRIETARY

Cabin Systems Equipment	6/15/2017	6/15/2017	8/16/2017	9/14/2017	10/182017
Miscellaneous Emergency Equipment	6/15/2017	6/15/2017	8/16/2017	9/14/2017	10/18/2017
Textiles/Raw Material	3/10/2017	3/10/2017	5/10/2017	6/8/2017	7/11/2017
Cargo Systems (Singe Aisle Programs)	6/1/2017	6/1/2017	8/2/2017	8/31/2017	10/4/2017
Provision Kits (Single Aisle Programs)	2/1/2017	2/1/2017	4/3/2017	4/28/3017	6/5/2017
Radomes (Single Aisle Programs)	5/15/2017	5/15/2017	7/17/2017	8/14/2017	9/18/2017

Preliminary On-Dock Dates for deliveries from January 2018 to December 2018 are TBD.

3.	Additional Delivery Requirements - Import.

Buyer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Buyer’s BFE shipments comply with U.S. Customs Service regulations. In the event Buyer requests Boeing, in writing, to act as importer of record for Buyer’s BFE, and Boeing agrees to such request, Buyer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Buyer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Buyer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

Attachment B to Exhibit E of PA 1810	SA 75

BOEING PROPRIETARY

1810-1R1

Southwest Airlines Co.

2702 Love Field Drive

P.O. Box 36611

Dallas, Texas 75235

Subject:	Letter Agreement No. 1810-1 to Purchase Agreement No. 1810 - Waiver of Aircraft Demonstration Flights

This Letter Agreement amends Purchase Agreement No. 1810 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.	Fuel Entitlement at Delivery.

At the time of delivery of the Aircraft, Boeing will provide to Buyer, at no charge, 1000 gallons of jet fuel.

2.	Waiver of Demonstration Flight.

Notwithstanding the provisions of the Agreement requiring the Aircraft to be test flown prior to delivery for the purpose of demonstrating to Buyer the functioning of such Aircraft and its equipment, upon notice to Boeing 90 days prior to the scheduled date of the Aircraft delivery, or as agreed between the parties, Buyer may waive such flight. With respect to each Aircraft for which Buyer waives the demonstration flight, the following provisions will apply:

3.	***

P.A. No. 1810	SA 75
K/SWA

Southwest Airlines, Co.

1810-1R1         Page 2

4.	***

P.A. No. 1810	SA 75
K/SWA

Southwest Airlines, Co.

1810-1R1         Page 3

5.	***

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer
Its Attorney-In-Fact

ACCEPTED AND AGREED TO as of this

date: December 13, 2011

Southwest Airlines Co.

By	Michael Van de Ven
Its EVP & Chief Operating Officer

P.A. No. 1810	SA 75
K/SWA

6-1162-RLL-932R3

Southwest Airlines Co.

2702 Love Field Drive

P.O. Box 36611

Dallas, Texas 75235

Subject:	***

This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (the Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

1.	Planning Meeting.

Boeing will assist Buyer in the introduction of the Aircraft by providing to Buyer certain ***. Promptly after execution of the Agreement ***, Boeing *** will meet with Buyer’s designated representatives to discuss the extent, selection and scheduling of the *** to be provided.

2.	***

P.A. No. 1810	SA-75
N / SWA

Southwest Airlines, Co.

6-1162-RLL-932R3

3.	Additional Support.

*** may be provided by Boeing subject to the parties reaching mutual agreement as to the type of services, timing and price.

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

date: December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its EVP & Chief Operating Officer

P.A. No. 1810	SA-75
N / SWA

6-1162-RLL-934R5

Southwest Airlines Co.

2702 Love Field Drive

P.O. Box 36611

Dallas, Texas 75235

Subject:	Letter Agreement No. 6-1162-RLL-934R5 to
Purchase Agreement No. 1810 - Disclosure of Confidential Information

This Letter Agreement amends Purchase Agreement No. 1810 dated January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. Buyer understands that certain commercial and financial information contained in the documents listed below (Confidential Documents) is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Buyer agrees to limit the disclosure of its contents in the Confidential Documents to (a) its directors and officers, (b) employees of Buyer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Letter Agreement) without the prior written consent of Boeing, and (c) any auditors and attorneys of Buyer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Letter Agreement, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by (i) applicable law or governmental regulations, or (ii) for financing the Aircraft in accordance with the provisions of Article 10 of the Agreement. Buyer shall be fully responsible to Boeing for compliance with such obligations.

2. In connection with any such disclosure or filing of the Confidential Documents, or the information contained therein, pursuant to any such applicable law or governmental regulation, Buyer will request and use its best reasonable efforts to obtain confidential treatment of such Confidential Documents and the information contained therein. Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment.

P.A. No. 1810	SA-75
K / SWA

Southwest Airlines, Co.

6-1162-RLL-934R5        Page 2

Schedule of Confidential Documents (as amended)

1.	Letter Agreement No. 6-1162-RLL-932
2.	Letter Agreement No. 6-1162-RLL-933
3.	Letter Agreement No. 6-1162-RLL-934
4.	Letter Agreement No. 6-1162-RLL-935
5.	Letter Agreement No. 6-1162-RLL-936
6.	Letter Agreement No. 6-1162-RLL-937
7.	Letter Agreement No. 6-1162-RLL-938
8.	Letter Agreement No. 6-1162-RLL-939
9.	Letter Agreement No. 6-1162-RLL-940
10.	Letter Agreement No. 6-1162-RLL-941
11.	Letter Agreement No. 6-1162-RLL-942
12.	Letter Agreement No. 6-1162-RLL-943
13.	Letter Agreement No. 6-1162-RLL-944
14.	Letter Agreement No. 6-1162-RLL-945
15.	Letter Agreement No. 6-1162-RLL-1855
16.	Letter Agreement No. 6-1162-RLL-1856
17.	Letter Agreement No. 6-1162-RLL-1857
18.	Letter Agreement No. 6-1162-RLL-1858
19.	Letter Agreement No. 6-1162-RLL-2036
20.	Letter Agreement No. 6-1162-RLL-2037
21.	Letter Agreement No. 6-1162-RLL-2073
22.	Letter Agreement No. 6-1162-KJJ-054
23.	Letter Agreement No. 6-1162-KJJ-055
24.	Letter Agreement No. 6-1162-KJJ-056
25.	Letter Agreement No. 6-1162-KJJ-057
26.	Letter Agreement No. 6-1162-KJJ-058
27.	Letter Agreement No. 6-1162-KJJ-150
28.	Letter Agreement No. 6-1162-CHL-217
29.	Letter Agreement No. 6-1162-NIW-606
30.	Letter Agreement No. 6-1162-NIW-889
31.	Letter Agreement No. 6-1162-NIW-1142
32.	Letter Agreement No. 6-1162-NIW-1369
33.	Letter Agreement No. 6-1162-NIW-1983
34.	Letter Agreement No. SWA-PA-1810-LA-100419

P.A. No. 1810	SA-75
K / SWA

Southwest Airlines, Co.

6-1162-RLL-934R5        Page 3

35.	Letter Agreement No. SWA-PA-1810-LA-02710
36.	Letter Agreement No. SWA-PA-1810-LA-1003498
37.	Letter Agreement No. SWA-PA-1810-LA-1003490
38.	Letter Agreement No. SWA-PA-1810-LA-1003367
39.	Letter Agreement No. SWA-PA-1810-LA-1005883
40.	Letter Agreement No. SWA-PA-1810-LA-1005884
41.	Letter Agreement No. SWA-PA-1810-LA-1005885
42.	Letter Agreement No. SWA-PA-1810-LA-1005887
43.	Letter Agreement No. SWA-PA-1810-LA-1005889
44.	Letter Agreement No. 6-1162-JMG-669
45.	Letter Agreement No. 6-1162-NIW-890

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer

Its Attorney-In-Fact

ACCEPTED AND AGREED TO as of this

Date:	December 13 ,2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its EVP & Chief Operating Officer

P.A. No. 1810	SA-75
K / SWA

6-1162-NIW-0890R1

Southwest Airlines Co.

2702 Love Field Drive

P.O. Box 36611

Dallas, Texas 75235

Subject:	Letter Agreement No. 6-1162-NIW-890 to Purchase Agreement No. 1810 – *** - 737-7H4 Aircraft with Winglets Installed in Production (the Winglet Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement No. 1810 dated January 19, 1994 (the Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer). All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Notwithstanding paragraph 1 of Letter Agreement No. 6-1162-RLL-935, as amended, to the Purchase Agreement, Boeing provides Buyer with ***

Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven
Its	EVP & Chief Operating Officer

P.A. No. 1810	SA-75

Attachment to Letter Agreement

No. 6-1162-NIW-890

Equipped with Winglets and CFM56-7B24 Engines

MODEL 737-7H4 WITH WINGLETS ***

FOR SOUTHWEST AIRLINES CO.

SECTION		CONTENTS

1	***

2	***

3	***

4	***

5	***

6	***

7	***

P.A. No. 1810
AERO-B-BBA4-M04-0783	SA 39

Attachment to Letter Agreement

No. 6-1162-NIW-890

Equipped with Winglets and CFM56-7B24 Engines

1	***

2	***

.

P.A. No. 1810
AERO-B-BBA4-M04-0783	SA 39

Attachment to Letter Agreement

No. 6-1162-NIW-890

Equipped with Winglets and CFM56-7B24 Engines

P.A. No. 1810
AERO-B-BBA4-M04-0783	SA 39

Attachment to Letter Agreement

No. 6-1162-NIW-890

Equipped with Winglets and CFM56-7B24 Engines

P.A. No. 1810
AERO-B-BBA4-M04-0783	SA 39

Attachment to Letter Agreement

No. 6-1162-NIW-890

Equipped with Winglets and CFM56-7B24 Engines

P.A. No. 1810
AERO-B-BBA4-M04-0783	SA 39

Attachment to Letter Agreement

No. 6-1162-NIW-890

Equipped with Winglets and CFM56-7B24 Engines

P.A. No. 1810
AERO-B-BBA4-M04-0783	SA 39

Attachment to Letter Agreement

No. 6-1162-NIW-890

Equipped with Winglets and CFM56-7B24 Engines

P.A. No. 1810
AERO-B-BBA4-M04-0783	SA 39

Attachment to Letter Agreement

No. 6-1162-NIW-890

Equipped with Winglets and CFM56-7B24 Engines

P.A. No. 1810
AERO-B-BBA4-M04-0783	SA 39

Attachment to Letter Agreement

No. 6-1162-NIW-890

Equipped with Winglets and CFM56-7B24 Engines

P.A. No. 1810
AERO-B-BBA4-M04-0783	SA 39

Attachment to Letter Agreement

No. 6-1162-NIW-890

Equipped with Winglets and CFM56-7B24 Engines

P.A. No. 1810
AERO-B-BBA4-M04-0783	SA 39

Attachment to Letter Agreement

No. 6-1162-NIW-890

Equipped with Winglets and CFM56-7B24 Engines

3	***

4	***

5	***

P.A. No. 1810
AERO-B-BBA4-M04-0783	SA 39

Attachment to Letter Agreement

No. 6-1162-NIW-890

Equipped with Winglets and CFM56-7B24 Engines

P.A. No. 1810
AERO-B-BBA4-M04-0783	SA 39

Attachment to Letter Agreement

No. 6-1162-NIW-890

Equipped with Winglets and CFM56-7B24 Engines

6	***

7	***

P. A. No. 1810
AERO-B-BBA4-M04-0783	SA39

6-1162-RLL-941R3

Southwest Airlines Co.

2702 Love Field Drive

P.O. Box 36611

Dallas, Texas 75235

Subject:	Letter Agreement No. 6-1162-RLL-941R3 to Purchase Agreement No. 1810 -Other Matters

This Letter Agreement amends Purchase Agreement No. 1810 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft (the Aircraft)

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.	***

2.	***

P.A. No. 1810 K/SWA	SA-75

Southwest Airlines, Co.

6-1162-RLL-941R3         Page 2

3.	***

4.	Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO as of this

date: December 13, 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven
Its	EVP and Chief Operating Officer

P.A. No. 1810	SA 75
K/SWA

6-1162-KJJ-054R2

Southwest Airlines Co.

2702 Love Field Drive

P.O. Box 36611

Dallas, Texas 75235

Subject:	Letter Agreement No. 6-1162-KJJ-054R1 to Purchase Agreement No. 1810 – Business Matters

This Letter Agreement amends Purchase Agreement No. 1810 dated January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to the sale by Boeing and the purchase by Buyer of ninety-four (94) additional Model 737-7H4 Block “T” Aircraft, and Letter Agreement 6-1162-RLL-933R9, dated even date herewith, entitled “Option Aircraft”, to the extent it relates to the sale by Boeing and the purchase by Buyer of twenty-five (25) Block “U” additional Model 737-7H4 aircraft (the Option Aircraft) and one hundred seventy-one (171) Block “V” Rollover Option Aircraft (the Rollover Option Aircraft). Such total of two hundred ninety (290) aircraft are referred herein as the “2000 Order Aircraft.” Boeing and Buyer further agree that the terms of this Letter Agreement shall not apply to Aircraft delivering after December 31, 2011.

For the purposes of clarification, the terms of the following Letter Agreements do not apply to the 2000 Order Aircraft described above:

6-1161-RLL-936, as amended, “Certain Contractual Matters”

6-1162-RLL-1855, as amended, “Additional Contractual Matters”

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.	***

P.A. No. 1810	SA-75

Southwest Airlines, Co.

6-1162-KJJ-054R2         Page 2

2.	***

3.	***

4.	***

5.	***

P.A. No. 1810	SA-75

Southwest Airlines, Co.

6-1162-KJJ-054R2         Page 3

6.	***

7.	***

8.	***

P.A. No. 1810	SA-75

Southwest Airlines, Co.

6-1162-KJJ-054R2         Page 4

9.	***

10.	***

11.	***

12.	***

P.A. No. 1810	SA-75

Southwest Airlines, Co.

6-1162-KJJ-054R2         Page 5

13.	Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without prior written consent of Boeing disclose this Letter Agreement, except as provided in Letter Agreement 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO as of this
Date:	December 13, 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven
Its	EVP & Chief Operating Officer

P.A. No. 1810	SA 75

6-1162-JMG-669R9

Southwest Airlines Co.

2702 Love Field Drive

PO Box 36611

Dallas, TX 75235-1611

Subject:	***

This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737 aircraft:

1)	***

2)	***

The terms of this Letter Agreement do not apply to Aircraft that will be delivered after December 31, 2011.

All terms used and not defined herein will have the same meaning as in the Agreement.

1.	***

P.A. No 1810 K/SWA	Page 1 SA-75

Southwest Airlines Co.

6-1162-JMG-669R9

2.	***

P.A. No. 1810	Page 2
K/SWA	SA-75

Southwest Airlines Co.

6-1162-JMG-669R9

3.	***

P.A. No. 1810	Page 3
K/SWA	SA-75

Southwest Airlines Co.

6-1162-JMG-669R9

4.	***

5.	***

6.	***

P.A. No. 1810	Page 4
K/SWA	SA-75

Southwest Airlines Co.

6-1162-JMG-669R9

7.	***

8.	***

9.	***

P.A. No. 1810	Page 5
K/SWA	SA-75

Southwest Airlines Co.

6-1162-JMG-669R9

10.	***

11.	***

12.	***

P.A. No. 1810	Page 6
K/SWA	SA-75

Southwest Airlines Co.

6-1162-JMG-669R9

13.	***

P.A. No. 1810	Page 7
K/SWA	SA-75

Southwest Airlines Co.

6-1162-JMG-669R9

14.	***

P.A. No. 1810	Page 8
K/SWA	SA-75

Southwest Airlines Co.

6-1162-JMG-669R9

15.	Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

P.A. No. 1810	Page 9
K/SWA	SA-75

Southwest Airlines Co.

6-1162-JMG-669R9

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

date: December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its EVP & Chief Operating Officer

P.A. No. 1810	Page 10
K/SWA	SA-75

Southwest Airlines Co.

Attachment A to 6-1162-JMG-669R9

***

Contract Delivery Month	Aircraft Serial Number
August 2005	34259
September 2005	34290
October 2005	34333
November 2005	34450
January 2006	34592
March 2006	34630
March 2006	34631
March 2006	34632
April 2006	34713
April 2006	34714
May 2006	34863
May 2006	34864
June 2006	34951
July 2006	34972
July 2006	34973
October 2006	35554
April 2007	36153
May 2007	36441
June 2007	36528
July 2007	36610
August 2007	36611
August 2007	36632
August 2007	36633

P.A. No. 1810
K/SWA	SA-75

Southwest Airlines Co.

6-1162-JMG-669R9

September 2007	36612
October 2007	36613
November 2007	36614
December 2007	36615
January 2008	36616
January 2008	36617
January 2008	36887
February 2008	36618
February 2008	36619
February 2008	36620
March 2008	36621
March 2008	36622
March 2008	36888
April 2008	36623
April 2008	36624
May 2008	36625
May 2008	36626
June 2008	36627
June 2008	36628
All Aircraft Contracted to Deliver July 2008 through December 2011

P.A. No. 1810
K/SWA	SA-75

Southwest Airlines Co.

Attachment B to 6-1162-JMG-669R8

***

P.A. No. 1810	SA-54
K/SWA

Southwest Airlines Co.

Attachment C to 6-1162-JMG-669R8

3400MK3098

Southwest Airlines Co.	Project ID:	48667
	Change No:	3400MK3098
	Dated:	July 16, 2007

Model:	737-300/-500

Project Title:	AVIONICS UPGRADE - SECOND FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) AND INSTALLATION AND ACTIVATION OF DUAL GLOBAL POSITIONING SYSTEM SENSOR (GPSS) - PHASE I

Description of Change:

BACKGROUND:

This effort shall be accomplished in two phases:

Phase I -Second FMC installation and installation and activation of dual GPSS. No Required Navigation Performance Special Aircraft and Aircrew Authorization Required (RNP/SAAAR) capability will be provided during this phase.

Phase II - Installation of Large Area Displays with activation of RNP/SAAAR.

Each phase will be independently accomplished with a FAA certification and Service Bulletin at the completion of each phase.

PHASE I REQUIREMENTS

A. REVIEW SOUTHWEST AIRLINES (SWA) SUPPLEMENTAL TYPE CERTIFICATES (STCs) TO DETERMINE ACCEPTABILITY FOR REFERENCE UNDER BOEING TYPE DESIGN

1.0 CUSTOMER INFORMATION

1.1 Contracting Party: Southwest Airlines (SWA)

1.2 Requesting Party: Boeing Technical Services & Modifications Avionics Business Unit

2.0 PROJECT BACKGROUND

Southwest Airlines (SWA) is interested in implementing RNP/SAAAR and make the flight-instrument panel look like the 737-NG for their 737 fleet.

3.0 STATEMENT OF WORK

3.1 Boeing will review customer provided data on LRU locations, installed by STCs in order to avoid any conflict or interference with the Boeing design.

3.2 Boeing Deliverables to Customer:

The deliverables from this effort will be any findings that will affect the implementation of the enclosed work-statement. The findings will be communicated to the customer, Southwest Airlines.

3.3 Customer is responsible for delivery of all data on LRU locations installed by STCs that may impact the areas of change. Also, the Customer will be responsible for the re-certification of any impacted STC as a result of the modification installations.

P.A. No 1810
K/SWA	SA-54

Southwest Airlines Co.

Attachment C to 6-1162-JMG-669R8

3400MK3098

B. NAVIGATION - DUAL FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - INSTALLATION

***

EQUIPMENT NOTES:

***

PREREQUISITE NOTES:

***

ASSUMPTIONS NOTES:

***

P.A. No 1810
K/SWA	SA-54

Southwest Airlines Co.

Attachment C to 6-1162-JMG-669R8

3400MK3098

C. FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - GPS ENABLE - FEATURE ACTIVATION

***

PREREQUISITE NOTES:

***

ASSUMPTIONS NOTES:

***

P.A. No 1810
K/SWA	SA-54

Southwest Airlines Co.

Attachment C to 6-1162-JMG-669R8

3400MK3098

D. DUAL GPSS – ROCKWELL COLLINS GPSS P/N 822-2189-001 - INSTALLATION

***

EQUIPMENT NOTES:

***

PREREQUISITE NOTES:

***

ASSUMPTIONS NOTES:

***

P.A. No 1810
K/SWA	SA-54

Southwest Airlines Co.

Attachment C to 6-1162-JMG-669R8

3400MK3098

E. PROGRAM INTEGRATED AIRPLANE TEST, VALIDATION, & CERTIFICATION

***

REMOTE CERTIFICATION NOTES:

***

P.A. No 1810
K/SWA	SA-54

Southwest Airlines Co.

Attachment C to 6-1162-JMG-669R8

3400MK3098

P.A. No 1810
K/SWA	SA-54

Southwest Airlines Co.

Attachment C to 6-1162-JMG-669R8

3400MK3098

Special Notes:

Additional feature activation requires separate projects.

Additional Project Estimating Notes:

The following projects are listed to help with estimating this project.

TECHNICAL SERVICES AGREEMENT - REVIEW SOUTHWEST AIRLINES (SWA) SUPPLEMENTAL TYPE CERTIFICATES (STCs) TO DETERMINE ACCEPTABILITY FOR REFERENCE UNDER BOEING TYPE DESIGN (ref PID-26454)

NAVIGATION - DUAL FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - LEAN GLOBAL ENTERPRISE - INSTALLATION SUPPORTING RNAV & RNAV (GPS) OPERATIONAL CAPABILITY (ref PID-43332)

FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - GPS ENABLE - FEATURE ACTIVATION (PID- 47210)

P.A. No 1810
K/SWA	SA-54

Southwest Airlines Co.

Attachment C to 6-1162-JMG-669R8

3400MK3098

DUAL GNSSU - HONEYWELL KGS 200 - INSTALLATION – CERTIFICATION (PID- 43333)

LARGE AREA DISPLAY SYSTEM - SMITHS INDUSTRIES - INSTALLATION OF BFE SMART DISPLAY UNITS (DUAL CHANNEL) ON NON-EFIS AIRPLANES, INTEGRATED STANDBY FLIGHT DISPLAY (ISFD) (ref PID-26496)

FLIGHT MANAGEMENT COMPUTER SYSTEM - (RNP/SAAAR, GLS CAT I & IAN) - IMPLEMENTATION AND CERTIFICATION (ref PID-26501)

PROGRAM INTEGRATED AIRPLANE TEST, VALIDATION, & CERTIFICATION (ref PID-26529)

Material/Equipment List:

Similar To	Part Number CAT Part Description Supplier Name			Part Qty
S242A600-1001	BFE	1	CDU
10-62225-003	BFE	1	FMC
TBD	BFE	1	WXR Control Panel
822-2189-001	BFE	2	GNS 4000S
822-2033-001	BFE	2	GNS ANTENNA
69-73713-17	BFE	1	Mode Select Panel
69-37399-12	BFE	2	IRS MASTER CAUTION UNIT

P.A. No 1810
K/SWA	SA-54

Southwest Airlines Co.

Attachment C to 6-1162-JMG-669R8

3461MK3017

Southwest Airlines Co.	Project ID:	48668
	Change No:	3100MK3017
	Dated:	July 16, 2007

Model:	737-300/-500

Project Title:	AVIONICS UPGRADE - INSTALL LARGE AREA DISPLAY SYSTEM (LADS) AND ACTIVATION OF REQUIRED NAVIGATION PERFORMANCE SPECIAL AIRCRAFT AND AIRCREW AUTHORIZATION REQUIRED (RNP/SAAAR) - PHASE II

Description of Change:

BACKGROUND:

This effort shall be accomplished in two phases:

Phase I - Second FMC installation and installation and activation of dual GNSS. No Required Navigation Performance Special Aircraft and Aircrew Authorization Required (RNP/SAAAR) capability will be provided during this phase.

Phase II - Installation of Large Area Displays with activation of RNP/SAAAR.

Each phase will be independently accomplished with a FAA certification and Service Bulletin at the completion of each phase.

PHASE II REQUIREMENTS

A. REVIEW SOUTHWEST AIRLINES (SWA) SUPPLEMENTAL TYPE CERTIFICATES (STCs) TO DETERMINE ACCEPTABILITY FOR REFERENCE UNDER BOEING TYPE DESIGN

1.0 CUSTOMER INFORMATION

1.1 Contracting Party: Southwest Airlines (SWA)

1.2 Requesting Party: Boeing Technical Services & Modifications Avionics Business Unit

2.0 PROJECT BACKGROUND

Southwest Airlines (SWA) has requested a proposal to upgrade their 737-300/-500 fleet to include GPS (RNAV) and RNP/SAAR capability. The changes requested include an upgrade to the Flight Deck with a Large Area Display System (LADS) that will be similar to their 737NG aircraft.

3.0 STATEMENT OF WORK

***

P.A. No 1810
K/SWA	SA-54

Southwest Airlines Co.

Attachment C to 6-1162-JMG-669R8

3461MK3017

B. LARGE AREA DISPLAY SYSTEM - SMITHS INDUSTRIES - INSTALLATION OF BFE SMART DISPLAY UNITS (DUAL CHANNEL) ON NON-EFIS AIRPLANES AND INTEGRATED STANDBY INSTRUMENT SYSTEM (ISIS)

***

P.A. No 1810
K/SWA	SA-54

Southwest Airlines Co.

Attachment C to 6-1162-JMG-669R8

3461MK3017

P.A. No 1810
K/SWA	SA-54

Southwest Airlines Co.

Attachment C to 6-1162-JMG-669R8

3461MK3017

Equipment Notes:

***

P.A. No 1810
K/SWA	SA-54

Southwest Airlines Co.

Attachment C to 6-1162-JMG-669R8

3461MK3017

Assumption Notes:

***

C. AVIONICS UPGRADE to COMPLY WITH RNP/SAAAR REQUIREMENTS (REF.AC90-101)

The following equipment upgrades in addition to the Large Area Display System are required to implement RNP SAAAR requirements.

Flight Control Computer (FCC):

An update to the existing -4 FCC is required to introduce RNP/SAAAR capability as well as other FCC functions deemed necessary to ensure RNP/SAAAR implementation is operationally common with the 737NG. FCC updates are required to ensure appropriate communication exists between the FCC, FMC, and Large Display System for RNP/SAAAR capture and deviation commands.

***

P.A. No 1810
K/SWA	SA-54

Southwest Airlines Co.

Attachment C to 6-1162-JMG-669R8

3461MK3017

P.A. No 1810
K/SWA	SA-54

Southwest Airlines Co.

Attachment C to 6-1162-JMG-669R8

3461MK3017

D. PROGRAM INTEGRATED AIRPLANE TEST, VALIDATION, & CERTIFICATION

This project captures all of the integrated flight test and certification activity associated with the following system incorporation into SWA 737-300/500 fleet.

Phase II Certification Activity

***

REMOTE CERTIFICATION NOTES:

***

P.A. No 1810
K/SWA	SA-54

Southwest Airlines Co.

Attachment C to 6-1162-JMG-669R8

3461MK3017

P.A. No 1810
K/SWA	SA-54

Southwest Airlines Co.

Attachment C to 6-1162-JMG-669R8

3461MK3017

P.A. No 1810
K/SWA	SA-54

Southwest Airlines Co.

Attachment C to 6-1162-JMG-669R8

3461MK3017

Material/Equipment List:

Similar To	Part Number CAT Part Description Supplier Name			Part Qty

10-62038-new	BFE	2	Flight Control Computer
TBD	BFE	2	Smart Display Unit
TBD	BFE	2	EFIS Control Panel
TBD	BFE	1	ISDS (Integrated Standby Display System)
TBD	BFE	1	Dedicated Battery Charger
TBD	BFE	1	OPS, Smart Display
980-4700-042	BFE		Digital Flight Data Recorder
967-0212-001	BFE		Digital Flight Data Acquisition Unit
TBD	BFE	2	Display Control Panel

P.A. No 1810
K/SWA	SA-54

Southwest Airlines Co.

Attachment C to 6-1162-JMG-669R8

3162MK3580

Southwest Airlines Co.	Project ID:	47917
	Change No:	3162MK3580

	Dated:	5/25/2007

Model:

737-700

Project Title:

COMMON DISPLAY SYSTEM - NAVIGATION PERFORMANCE SCALES - ENABLE

Description of Change:

Provide an FAA approved service bulletin and required Common Display System (CDS) and Flight Management Computer System (FMCS) Operational Program Configuration (OPC) software diskettes to enable the Navigation Performance Scales (NPS) feature.

Feature Notes:

***

P.A. No 1810 K/SWA	SA-54

Southwest Airlines Co.

Attachment C to 6-1162-JMG-669R8

3162MK3580

Material/Equipment List:

Similar To	Part Number	CAT	Part Qty	Part Description	Supplier Name

☑	998-2512-504	BFE	1	DFDAU Mandatory Software (disk 963-2000-025)	Honeywell

☑	998-2513-504	BFE	1	DFDAU 429 Broadcast Software (disk 963-2100-025)	Honeywell

☑	L034870003	BFE	1	DFDAU Software (disk 360-03834-003)	SAGEM

☑	3102-TDY-M14-01	BFE	1	DFDAU Software (disk 2237274-06) (requires -8XX LRU part number)	Teledyne

***

P.A. No 1810
K/SWA	SA-54

Southwest Airlines Co.

Attachment C to 6-1162-JMG-669R8

3461MK3AIY

Southwest Airlines Co.	Project ID:	47918
	Change No:	3461MK3AIY

	Dated:	5/25/2007

Model:

737-700

Project Title:

FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - FEATURE REVISIONS

Description of Change:

Provide an FAA approved service bulletin and Flight Management Computer System (FMCS) Operational Program Configuration (OPC) software, and/or wiring instructions, as required, to enable the following features in the FMC:

***

P.A. No 1810 K/SWA	SA-54

Southwest Airlines Co.

Attachment C to 6-1162-JMG-669R8

3461MK3AIY

Material/Equipment List:

Similar To	Part Number	CAT	Part Qty	Part Description	Supplier Name

☑	4082260-939 (Boeing Spec #: 10-62038-239)	BFE	1	Mode Control Panel	Honeywell

***

P.A. No 1810
K/SWA	SA-54

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

SWA-PA-1810-LA-1001315R1

Southwest Airlines Co.

2707 Love Field Drive

P.O. Box 36611

Dallas, Texas 75235

Subject:                ***

This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

***

1.	***

2.	***

***
P.A. No. 1810	SA-75

Southwest Airlines Co.

SWA-PA-1810-LA-1001315R1

3.	***

***
P.A. No. 1810	SA-75

Southwest Airlines Co.

SWA-PA-1810-LA-1001315R1

4.	***

***
P.A.No. 1810	SA-75

Southwest Airlines Co.

SWA-PA-1810-LA-1001315R1

5.	***

***
P.A. No. 1810	SA-75

Southwest Airlines Co.

SWA-PA-1810-LA-1001315R1

6.	Assignment.

Notwithstanding any other provisions of the Agreement, the rights and obligations described in this Letter Agreement, *** have been provided to Buyer and cannot be assigned, in whole or in part.

7.	Confidential Treatment

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Buyer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Buyer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Section) without the prior written consent of Boeing and (c) any auditors and attorneys of Buyer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Section, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Buyer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 13, 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven
Its	EVP & Chief Operating Officer

*** P.A. No. 1810	SA-75

Attachment A to SWA-PA-1810-LA1001315R1

***

Letter Agmt SWA-PA-1810-LA-1001315R1; paragraph 3

No.	Model	Aircraft Block	MSN’s	Current Delivery Mo.	Base Year	***
1	737-700	T-W-2b	36962	July-11	1999		***
2	737-700	T-W-2b	36963	July-11	1999		***
3	737-700	T-W-2b	36965	August-11	1999		***
4	737-700	T-W-2b	36967	October-11	1999		***
5	737-800	800LUV	36980	March-12	2011
6	737-800	800LUV	36983	April-12	2011
7	737-800	800LUV	36985	May-12	2011
8	737-800	800LUV	36987	May-12	2011
9	737-800	800LUV	36990	July-12	2011
10	737-800	800LUV	36992	August-12	2011
11	737-800	800LUV	36994	September-12	2011
12	737-800	800LUV	37003	November-12	2011
13	737-800	800LUV	37009	December-12	2011
14	737-800	800LUV		January-13	2011
15	737-800	800LUV		February-13	2011
16	737-800	800LUV		April-13	2011
17	737-800	800LUV		May-13	2011
18	737-800	800LUV		July-13	2011
19	737-800	800LUV		August-13	2011
20	737-800	800LUV		August-13	2011
21	737-800	800LUV		September-13	2011
22	737-800	800LUV		September-13	2011
23	737-800	800LUV		October-13	2011
24	737-800	800LUV		October-13	2011
25	737-800	800LUV		November-13	2011
26	737-800	800LUV		November-13	2011
27	737-800	800LUV		November-13	2011
28	737-800	800LUV		December-13	2011
29	737-800	800LUV		December-13	2011
30	737-800	800LUV		January-14	2011
31	737-800	800LUV	36909	January-14	2011
32	737-700	700LUV		February-14	2011
33	737-700	700LUV	36910	February-14	2011
34	737-700	700LUV	36927	March-14	2011
35	737-700	700LUV	36925	March-14	2011
36	737-700	700LUV		April-14	2011
37	737-700	700LUV	36929	April-14	2011
38	737-700	700LUV		May-14	2011
39	737-700	700LUV		May-14	2011
40	737-700	700LUV	37019	August-14	2011
41	737-700	700LUV		September-14	2011
42	737-700	700LUV		September-14	2011
43	737-700	700LUV		October-14	2011
44	737-700	700LUV	37034	October-14	2011
45	737-700	700LUV		November-14	2011
46	737-700	700LUV		December-14	2011
47	737-700	700LUV	37037	December-14	2011
48	737-700	700LUV		January-15	2011

Attachment A to SWA-PA-1810-LA1001315R1

49	737-700	700LUV		February-15	2011
50	737-700	700LUV		March-15	2011
51	737-700	700LUV		April-15	2011
52	737-700	700LUV		May-15	2011
53	737-700	700LUV		June-15	2011
54	737-700	700LUV		July-15	2011
55	737-700	700LUV		August-15	2011
56	737-700	700LUV		September-15	2011
57	737-700	700LUV		November-15	2011
58	737-700	700LUV	36938	April-16	2011
59	737-700	700LUV	36939	May-16	2011
60	737-700	700LUV	36945	July-16	2011
61	737-700	700LUV	36977	September-16	2011
62	737-700	700LUV		January-17	2011
63	737-700	700LUV		February-17	2011
64	737-700	700LUV		March-17	2011
65	737-700	700LUV		April-17	2011
66	737-700	700LUV		May-17	2011
67	737-700	700LUV		June-17	2011
68	737-700	700LUV		August-17	2011
69	737-700	700LUV		September-17	2011
70	737-700	700LUV		October-17	2011
71	737-700	700LUV		November-17	2011
72	737-700	700LUV		January-18	2011
73	737-700	700LUV		February-18	2011
74	737-700	700LUV		March-18	2011
75	737-700	700LUV		April-18	2011
76	737-700	700LUV		May-18	2011
77	737-700	700LUV		June-18	2011
78	737-700	700LUV		July-18	2011
79	737-700	700LUV		August-18	2011
80	737-700	700LUV		September-18	2011
81	737-700	700LUV		October-18	2011
82				tbd
83				tbd
84				tbd
85				tbd
86				tbd
87				tbd
88				tbd
89				tbd
90				tbd

SA-75

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

SWA-PA-1810-LA-1003498R1

Southwest Airlines Co.

2702 Love Field Drive

P.O. Box 36611

Dallas, Texas 75235

Subject:	***

Reference:	Purchase Agreement No. 1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-8H4 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Buyer wish to enter into an agreement pursuant to which each party will contribute equally *** the entry into service of the Aircraft as more specifically provided below.

1.	Definitions.

1.1 ***

1.2 Covered Aircraft shall mean those twenty (20) Aircraft identified below:

Delivery Month	No. Of Aircraft	MSN
Mar-2012	2	36680 and 36980
Apr-2012	3	36681, 36683 and 36983
May-2012	3	36682, 36985, and 36987
Jul-2012	2	36684 and 36990
Aug-2012	2	36685 and 36992
Sep-2012	2	36686 and 36994
Oct-2012	2	36687 and 36997
Nov-2012	2	37005 and 37003
Dec-2012	2	37006 and 37009

1.3 Performance Period shall mean the period beginning one (1) year before and ending one (1) year after the scheduled delivery month of the first Covered Aircraft.

***		PA 1810/SA75
BOEING PROPRIETARY

SWA-PA-1810-LA-1003498R1

***

***

2.	***

3.	***

***		PA 1810/SA75
BOEING PROPRIETARY

SWA-PA-1810-LA-1003498R1

4.	Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Buyer’s designated representative to review and approve the extent, selection, scheduling, *** pursuant to this Letter Agreement.

5.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Buyer in consideration of Buyer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

6.	Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

Southwest Airlines Co.

By	/s/ Michael Van de Ven
Its	EVP & Chief Operating Officer

***		PA 1810/SA75
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

SWA-PA-1810-LA-1003490R1

Southwest Airlines Co.

2702 Love Field Drive

P.O. Box 36611

Dallas, Texas 75235

Subject:                ***

Reference:	a) Purchase Agreement No. 1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. Unless otherwise noted, this Letter Agreement is solely applicable to the seventy-three (73) Block 800LUV Aircraft identified in Table 1b of the Purchase Agreement (Block 800LUV Aircraft). All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	***

SWA-PA-1810-LA-1003490R1		Page 1
***		SA-75
BOEING PROPRIETARY

2.	***

SWA-PA-1810-LA-1003490R1		Page 2
***		SA-75
BOEING PROPRIETARY

3.	***

4.	Assignment.

Unless otherwise noted herein, *** described in this Letter Agreement are provided *** in consideration of Buyer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

5.	Confidentiality

Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven
Its	EVP & Chief Operating Officer

SWA-PA-1810-LA-1003490R1		Page 3
***		SA-75
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

SWA-PA-1810-LA-1003367R1

Southwest Airlines Co.

2702 Love Field Drive

PO Box 36611

Dallas, TX 75235-1611

Subject:	***

Reference:	Purchase Agreement No. PA-1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-800 aircraft (737-8H4 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	***

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the 737-8H4 Aircraft and cannot be assigned in whole or in part.

2.	Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing,

SWA-PA-1810-LA-1003367R1		SA-75
***		LA Page 1
BOEING PROPRIETARY

disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven
Its	EVP & Chief Operating Officer

SWA-PA-1810-LA-1003367R1		SA-75
***		LA Page 2
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1003367R1

CFM56-7B27E

MODEL 737-800 WITH WINGLETS***

FOR SOUTHWEST AIRLINES CO.

SECTION	CONTENTS
1	***
2	***
3	***
4	***
5	***
6	***
7	***

P.A. No. 1810
AERO-B-BBA4-M10-0985F	SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 6-1162-NIW-890

Equipped with Winglets and CFM56-7B24 Engines

1	***
2	***

P.A. No. 1810
AERO-B-BBA4-M10-0985F	SS11-0444

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1003367R1

CFM56-7B27E Engines

P.A. No. 1810
AERO-B-BBA4-M10-0985F		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1003367R1

CFM56-7B27E Engines

P.A. No. 1810
AERO-B-BBA4-M10-0985F		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1003367R1

CFM56-7B27E Engines

P.A. No. 1810
AERO-B-BBA4-M10-0985F		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1003367R1

CFM56-7B27E Engines

P.A. No. 1810
AERO-B-BBA4-M10-0985F		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1003367R1

CFM56-7B27E Engines

P.A. No. 1810
AERO-B-BBA4-M10-0985F		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1003367R1

CFM56-7B27E Engines

P.A. No. 1810
AERO-B-BBA4-M10-0985F		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1003367R1

CFM56-7B27E Engines

P.A. No. 1810
AERO-B-BBA4-M10-0985F		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1003367R1

CFM56-7B27E Engines

P.A. No. 1810
AERO-B-BBA4-M10-0985F		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1003367R1

CFM56-7B27E Engines

P.A. No. 1810
AERO-B-BBA4-M10-0985F		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1003367R1

CFM56-7B27E Engines

3	***

4	***

5	***

P.A. No. 1810
AERO-B-BBA4-M10-0985F		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1003367R1

CFM56-7B27E Engines

P.A. No. 1810
AERO-B-BBA4-M10-0985F		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1003367R1

CFM56-7B27E Engines

6	***

7	***

P.A. No. 1810
AERO-B-BBA4-M10-0985F		SS11-0444
BOEING PROPRIETARY

SWA-PA-1810-LA-1105883

Southwest Airlines Co.

2702 Love Field Drive

P.O. Box 36611

Dallas, Texas 75235

Subject:                ***

This Letter Agreement amends Purchase Agreement No. 1810 dated January 19, 1994 (the Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to the sale by Boeing and the purchase by Buyer of Boeing Model 737-7H4 aircraft (the Aircraft).

All terms used herein and in the Purchase Agreement, and not defined herein, will have the same meaning as in the Purchase Agreement

***

1.	***

P.A. No. 1810 K/SWA	SA-75

Southwest Airlines Co.

SWA-PA-1810-LA-1105883    Page 2

2.	***

3.	***

P.A. No. 1810 K/SWA	SA-75

Southwest Airlines Co.

SWA-PA-1810-LA-1105883    Page 3

P.A. No. 1810	SA-75
K/SWA

Southwest Airlines, Co.

SWA-PA-1810-LA-1105883        Page 4

4.	Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO as of this

date:	December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven
Its	EVP & Chief Operating Officer

P.A. No. 1810	SA-75
K/SWA

SWA-PA-1810-LA-1105884

Southwest Airlines Co.

2702 Love Field Drive

P.O. Box 36611

Dallas, Texas 75235

Subject:	Option Aircraft

This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell to Buyer and Buyer shall have the option to purchase (Option or Options) the additional Model 737-7H4 aircraft as described in paragraph 1 of Attachment A hereto and listed in Attachment B hereto (Option Aircraft).

1.	Delivery of Option Aircraft.

The Option Aircraft will be delivered to Buyer during or before the months set forth in Attachment B to this Letter Agreement.

2.	Price.

2.1 The advance payment base prices of the Option Aircraft are set forth in Attachment B to this Agreement. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A to this Letter Agreement.

2.2 The Advance Payment Base Prices of the Option Aircraft identified in Attachment B to this Letter Agreement do include an amount for special features in addition to those specifically described in Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). An estimate for typical special features is*** per Option Aircraft (expressed in 2011 STE dollars) Attachment B to this Letter Agreement lists the Advance Payment Base Price per Option Aircraft.

SWA-PA-01810-LA-1105884 (58928-10.TXT)
K / SWA

Southwest Airlines Co.

SWA-PA-1810-LA-1105884

2.3 The Option Aircraft purchase price will be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing’s Aircraft escalation provisions contained in the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.

3.	Option Aircraft Payment.

3.1 In consideration of the granting of the Options as set forth herein, on the date of execution of this Letter Agreement, Buyer will pay a deposit to Boeing of *** for each Option Aircraft (Deposit). In the event Buyer exercises its Options herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in the definitive agreement for such Option Aircraft. In the event that Buyer does not exercise its Options to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing will be entitled to retain the Deposits for the Option Aircraft except as provided in paragraph 4 herein.

3.2 Unless otherwise agreed by the parties, advance payments in the amount of *** of the advance payment base price will be payable on the Option Aircraft in accordance with Attachment B of this Letter Agreement. The remainder of the Option Aircraft purchase price is due at the time of delivery of the Option Aircraft.

4.	Option Exercise.

4.1 To exercise its Option, Buyer will give written or telegraphic notice thereof to Boeing on or before eighteen (18) months prior to the first day of the delivery month of each Option Aircraft.

4.2 It is understood and agreed that Boeing may accelerate the Option exercise dates specified above if Boeing must make production decisions which are dependent on Buyer’s decision to buy the Option Aircraft. If Boeing elects to accelerate the Option exercise dates, Boeing will do so by giving written or telegraphic notice thereof to Buyer. Such notice will

P.A. No. 1810

K/SWA

Southwest Airlines Co.

SWA-PA-1810-LA-1105884

specify the revised Option exercise dates, which will not be earlier than 30 days after the date of transmittal of such notice, and the Option Aircraft delivery positions affected by such revision. If Buyer fails to exercise its Option for any Option Aircraft affected by such revised dates, the Deposit applicable to such Option Aircraft will be promptly refunded, with interest, to Buyer. The interest rate for calculation of the interest associated with such refund is the rate of two percent (2%) below the Citibank base rate in effect from time to time during the period the Option deposit is held by Boeing.

5.	Contract Terms.

It is understood that Boeing and Buyer will use their best efforts to enter into a definitive agreement for the Option Aircraft within thirty (30) days after Buyer exercises an Option to purchase Option Aircraft pursuant to paragraph 4 covering the detailed terms and conditions for the sale of such Option Aircraft.

Such definitive agreement will include the terms and conditions contained herein together with the terms and conditions, not inconsistent herewith, contained in Boeing’s then-current standard form of purchase agreement for the sale of Model 737-700 aircraft in effect as of the date of Option exercise and such additional terms and conditions as may be mutually agreed upon. In the event the parties have not entered into such an agreement within the time period contemplated herein, either party may, exercisable by written or telegraphic notice given to the other within thirty (30) days after such period, terminate the purchase of such Option Aircraft.

6.	Termination of Option to Purchase.

Either Boeing or Buyer may terminate the Options to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Agreement, as the case may be:

(i)	termination of the purchase of the Aircraft under the Agreement for any reason;

(ii)	payment by Buyer of the Deposit with respect to an Option Aircraft pursuant to paragraph 3.1 herein;

SWA-PA-01810-LA-1105884 (58928-10.TXT)

K/SWA

Southwest Airlines Co.

SWA-PA-1810-LA-1105884

(iii)	exercise of an Option to purchase an Option Aircraft pursuant to the terms hereof.

Any termination of an Option to purchase by Boeing which is based on the termination of the purchase of Aircraft under the Agreement will be on a one-for-one basis, for each Aircraft so terminated.

Any cancellation of an Option to purchase which is based on failure to make the required Deposit or to exercise the Option to purchase shall only apply to the Option Aircraft so canceled.

Termination of an Option to purchase provided by this letter agreement will be caused by either party giving written notice to the other within 10 days after the applicable date. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the Option to purchase has been terminate will thereupon terminate.

***

7. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

P.A. No. 1810

K/SWA

Southwest Airlines Co.

SWA-PA-1810-LA-1105884

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

date:	December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven
Its	EVP & Chief Operating Officer

Attachments

P.A. No. 1810
K/SWA	SA-75

Attachment A. to

SWA-PA-1810-LA-1105884

Model 737-7H4 Aircraft

1.	Option Aircraft Description and Changes.

1.1 Aircraft Description. The Option Aircraft is described by Boeing Detail Specification D019A001SWA37P-1 Rev New, Dated September 23, 2010.

1.2 Changes. The Detail Specification will be revised to include:

(1) Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a definitive agreement to purchase the Option Aircraft.

(2) Changes mutually agreed upon.

(3) Changes required to obtain a Standard Certificate of Airworthiness.

(4) To provide sufficient Option Aircraft manufacturing and procurement lead time it is necessary for Boeing and Buyer to reach final agreement on the Option Aircraft configuration, including BFE/SPE vendor selection fifteen (15) months prior to delivery of each Option Aircraft. If such items are not resolved by the indicated dates, Boeing reserves the right to amend this letter agreement:

(i) to adjust the scheduled delivery of the Option Aircraft to a later time period and,

(ii) to make such other changes as are appropriate and consistent with the revised Option Aircraft deliveries.

1.3 Effect of Changes. Changes to the Detail Specification incorporated pursuant to the provisions of the clauses above will include the effects of such changes upon Option Aircraft weight, balance, design and performance. Performance guarantees for the Option Aircraft which are mutually acceptable to the parties will be included in the definitive agreement for the Option Aircraft.

SWA-PA-01810-LA-1105884 (58928-10.TXT)
K/SWA

Southwest Airlines Co.

SWA-PA-1810-LA-1105884

2.	Price Description

2.1 Price Elements Per Aircraft. The Aircraft Basic Price detailed in Attachment B to this Letter Agreement is added to the estimated Ecomomic Price Adjustmentto determine the Advance Payment Base Price of the Option Aircraft (also listed in Attachment B of this Letter Agreement).

2.2 ***

P.A. No. 1810
K/SWA	SA-75

Attachment B to

Letter Agreement No. SWA-PA-1810-LA-1105884

Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-700	154500 pounds		Detail Specification:	D019A001SWA37P-1 Rev New

Engine Model/Thrust:	CFM56-7B24	24000 pounds		Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI

Base Aircraft Price:			***	Engine Price Base Year/Escalation Formula:	N/A	N/A

Special Features:			***

Sub-Total of Aircraft Base Price and Features:			***	Aircraft Escalation Data:

Engine Price (Per Aircraft):			***	Base Year Index (ECI):		***

Aircraft Basic Price (Excluding BFE/SPE):			***	Base Year Index (CPI):		***

Buyer Furnished Equipment (BFE) Estimate:			***

Seller Purchased Equipment (SPE) Estimate:			***

Non-Refundable Deposit/Aircraft at Def Agreemt:			***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***

Jun-2014	2	***	***	***	***	***	***

Jul-2014	4	***	***	***	***	***	***

Aug-2014	2	***	***	***	***	***	***

Sep-2014	2	***	***	***	***	***	***

Oct-2014	2	***	***	***	***	***	***

Nov-2014	2	***	***	***	***	***	***

Dec-2014	1	***	***	***	***	***	***

Jan-2015	2	***	***	***	***	***	***

Feb-2015	1	***	***	***	***	***	***

Mar-2015	1	***	***	***	***	***	***

Apr-2015	1	***	***	***	***	***	***

May-2015	2	***	***	***	***	***	***

Jun-2015	2	***	***	***	***	***	***

SWA-PA-01810-LA-1105884 (58928-10.TXT)	Boeing Proprietary	SA-75 Page 1

Attachment B to

Letter Agreement No. SWA-PA-1810-LA-1105884

Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***

Jul-2015	2	***		***	***	***	***	***

Aug-2015	1	***		***	***	***	***	***

Jan-2016	1	***	Deposit paid prior to SA-75	***	***	***	***	***

Jan-2016	1	***		***	***	***	***	***

Jun-2016	1	***	Deposit paid prior to SA-75	***	***	***	***	***

Jul-2016	1	***		***	***	***	***	***

Aug-2016	1	***	Deposit paid prior to SA-75	***	***	***	***	***

Sep-2016	1	***	Deposit paid prior to SA-75	***	***	***	***	***

Oct-2016	1	***	Deposit paid prior to SA-75	***	***	***	***	***

Nov-2016	1	***	Deposit paid prior to SA-75	***	***	***	***	***

Nov-2016	1	***		***	***	***	***	***

Dec-2016	1	***	Deposit paid prior to SA-75	***	***	***	***	***

Dec-2016	2	***		***	***	***	***	***

Jan-2017	2	***		***	***	***	***	***

Feb-2017	2	***		***	***	***	***	***

Mar-2017	3	***		***	***	***	***	***

Apr-2017	3	***		***	***	***	***	***

May-2017	2	***		***	***	***	***	***

Jun-2017	1	***		***	***	***	***	***

Jul-2017	1	***	Deposit paid prior to SA-75	***	***	***	***	***

Jul-2017	1	***		***	***	***	***	***

Aug-2017	1	***	Deposit paid prior to SA-75	***	***	***	***	***

Sep-2017	1	***	Deposit paid prior to SA-75	***	***	***	***	***

Sep-2017	1	***		***	***	***	***	***

Oct-2017	1	***	Deposit paid prior to SA-75	***	***	***	***	***

SWA-PA-01810-LA-1105884 (58928-10.TXT)	Boeing Proprietary	SA-75 Page 2

Attachment B to

Letter Agreement No. SWA-PA-1810-LA-1105884

Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Oct-2017	1	***		***	***	***	***	***
Nov-2017	1	***	Deposit paid prior to SA-75	***	***	***	***	***
Nov-2017	1	***		***	***	***	***	***
Dec-2017	2	***	Deposit paid prior to SA-75	***	***	***	***	***
Dec-2017	1	***		***	***	***	***	***
Jan-2018	2	***		***	***	***	***	***
Feb-2018	3	***		***	***	***	***	***
Mar-2018	3	***		***	***	***	***	***
Apr-2018	2	***		***	***	***	***	***
May-2018	2	***		***	***	***	***	***
Jun-2018	2	***		***	***	***	***	***
Jul-2018	2	***		***	***	***	***	***
Aug-2018	2	***		***	***	***	***	***
Sep-2018	2	***		***	***	***	***	***
Oct-2018	2	***		***	***	***	***	***
Nov-2018	3	***		***	***	***	***	***
Dec-2018	3	***		***	***	***	***	***
Total:	92

SWA-PA-01810-LA-1105884 (58928-10.TXT)	Boeing Proprietary	SA-75

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

SWA-PA-1810-LA-1105885

Southwest Airlines Co.

2702 Love Field Drive

P.O. Box 36611

Dallas, Texas 75235-1611

Subject:	***

Reference:	a) Purchase Agreement No. 1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. Unless otherwise noted, this Letter Agreement is solely applicable to the one hundred twenty-seven (127) Block 700LUV Aircraft identified in Table 1a of the Purchase Agreement (Block 700LUV Aircraft). All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	***

SWA-PA-01810-LA-1105885		Page 1
***		SA-75
BOEING PROPRIETARY

SWA-PA-01810-LA-1105885		Page 2
***		SA-75
BOEING PROPRIETARY

2.	***

3.	***

4.	***

SWA-PA-01810-LA-1105885		Page 3
***		SA-75
BOEING PROPRIETARY

5.	Assignment.

Unless otherwise noted herein, ***

This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

6.	Confidentiality

Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven
Its	EVP & Chief Operating Officer

SWA-PA-01810-LA-1105885		Page 4
***		SA-75
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

SWA-PA-1810-LA-1105886

Southwest Airlines Co.

2702 Love Field Drive

P.O. Box 36611

Dallas, Texas 75235

Subject:	***

Reference:	Purchase Agreement No. 1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. Unless otherwise noted, this Letter Agreement is solely applicable to the two hundred (200) Block 700LUV Aircraft and Block 800LUV Aircraft identified in Tables 1a and 1b, respectively, to the Purchase Agreement (Firm Aircraft), and the ninety-two (92) Option Aircraft identified in the Attachment to Letter Agreement No. SWA-PA-1810-LA-1105884 to the Purchase Agreement (Option Aircraft). All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	***

2.	***

P.A. No. 1810		SA-75
SWA-PA-1810-LA-1105886		Page 1
BOEING PROPRIETARY

3.	Confidentiality.

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Buyer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Buyer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Buyer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Buyer shall be fully responsible to Boeing for compliance with such obligations.

4.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Buyer in consideration of Buyer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

P.A. No. 1810		SA-75
SWA-PA-1810-LA-1105886		Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven
Its	EVP & Chief Operating Officer

P.A. No. 1810		SA-75
SWA-PA-1810-LA-1105886		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

SWA-PA-1810-LA-1105887

Southwest Airlines Co.

2702 Love Field Drive

P.O. Box 36611

Dallas, Texas 75235

Subject:	***

Reference:	Purchase Agreement No. PA-1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-700 aircraft (737-7H4 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	***

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Buyer in consideration of Buyer’s becoming the operator of the 737-7H4 Aircraft and cannot be assigned in whole or in part.

2.	Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing,

SWA-PA-1810-LA-1105887		SA-75
***		LA Page 1
BOEING PROPRIETARY

disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven
Its	EVP & Chief Operating Officer

SWA-PA-01810-LA-1005887		SA-75
***		LA Page 2
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1105887

CFM56-7B24E Engines

MODEL 737-700 WITH WINGLETS ***

FOR SOUTHWEST AIRLINES CO.

SECTION	CONTENTS
1	***
2	***
3	***
4	***
5	***
6	***
7	***

P.A. No. 1810
AERO-B-BBA4-M11-0804B		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1105887

CFM56-7B24E Engines

1	***

2	***

P.A. No. 1810
AERO-B-BBA4-M11-0804B		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1105887

CFM56-7B24E Engines

P.A. No. 1810
AERO-B-BBA4-M11-0804B		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1105887

CFM56-7B24E Engines

P.A. No. 1810
AERO-B-BBA4-M11-0804B		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1105887

CFM56-7B24E Engines

P.A. No. 1810
AERO-B-BBA4-M11-0804B		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1105887

CFM56-7B24E Engines

P.A. No. 1810
AERO-B-BBA4-M11-0804B		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1105887

CFM56-7B24E Engines

P.A. No. 1810
AERO-B-BBA4-M11-0804B		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1105887

CFM56-7B24E Engines

P.A. No. 1810
AERO-B-BBA4-M11-0804B		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1105887

CFM56-7B24E Engines

P.A. No. 1810
AERO-B-BBA4-M11-0804B		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1105887

CFM56-7B24E Engines

P.A. No. 1810
AERO-B-BBA4-M11-0804B		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1105887

CFM56-7B24E Engines

P.A. No. 1810
AERO-B-BBA4-M11-0804B		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1105887

CFM56-7B24E Engines

3	***

4	***

5	***

P.A. No. 1810
AERO-B-BBA4-M11-0804B		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1105887

CFM56-7B24E Engines

P.A. No. 1810
AERO-B-BBA4-M11-0804B		SS11-0444
BOEING PROPRIETARY

Attachment to Letter Agreement

No. SWA-PA-1810-LA-1105887

CFM56-7B24E Engines

6	***

7	***

P.A. No. 1810
AERO-B-BBA4-M11-0804B		SS11-0444
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

SWA-PA-1810-LA-1105888

Southwest Airlines Co.

2702 Love Field Drive

P.O. Box 36611

Dallas, Texas 75235

Subject:	***

Reference:	a) Purchase Agreement No. 1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

***

1.	***

SWA-PA-1810-LA-1105888		Page 1
***		SA-75
BOEING PROPRIETARY

2.	Termination of Agreements relating to Large Area Display System. Boeing and Buyer hereby terminate all agreements relating to the installation of large area display systems on Buyer’s 737-300/-500 aircraft in Buyer’s fleet (LADS Project). ***

Boeing and Buyer hereby agree that neither party shall have any further obligations with respect to the LADS Project.

3.	***

SWA-PA-1810-LA-1105888		Page 2
***		SA-75
BOEING PROPRIETARY

*** Aircraft by MSN
36717	33943
34861	33925
33923	36724
36718	33917
33929	34479
36399	34862
33927	35110
33928	33918
35109	33930
35788	33931
36091	33921
33926	33922
33919	36725
33934	33933
33924	36716

4.	Assignment.

The business terms described in this Letter Agreement are provided *** in consideration of Buyer’s taking title to the Firm Aircraft and Option Aircraft at time of delivery and becoming the operator of the Firm Aircraft and Option Aircraft. Under no circumstances will Buyer be permitted to assign the business terms set forth herein.

5.	Confidentiality

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Buyer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Buyer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph) without the prior written consent of Boeing and (c) any auditors and attorneys of Buyer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Buyer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-1810-LA-1105888		Page 3
***		SA-75
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven
Its	EVP & Chief Operating Officer

SWA-PA-1810-LA-1105888		Page 4
***		SA-75
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

SWA-PA-1810-LA-1105889

Southwest Airlines Co.

2702 Love Field Drive

P.O. Box 36611

Dallas, Texas 75235

Subject:	***

Reference:	Purchase Agreement No. PA-1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737NG aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	***

1.1	Customer currently leases model 717 aircraft from Boeing Capital Corporation (Leased 717 Aircraft).

1.2	***

1.3	***

1.4	***

SWA-PA-1810-LA-1105889		Page 1
***		SA-75
BOEING PROPRIETARY

2.	Defined Terms: The following capitalized terms have the following meaning:

***

***

***

3.	***

SWA-PA-1810-LA-1105889		Page 2
***		SA-75
BOEING PROPRIETARY

4. Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

5. Confidentiality. Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven
Its	EVP & Chief Operating Officer

SWA-PA-1810-LA-1105889		Page 3
***		SA-75
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-CAF-0390

Southwest Airlines Co.

2702 Love Field Drive

P.O. Box 36611

Dallas, Texas 75235-1611

Subject:	***

Reference:	Purchase Agreement Nos. 1810 and 3729 between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-700, -800 and 737-7/8/9 aircraft (Purchase Agreements)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreements. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreements.

***

6-1162-CAF-0390
***		Page 1
BOEING PROPRIETARY

Customer understands that certain information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations specifically relating to this Letter Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing and (c) attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this clause, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven
Its	EVP & Chief Operating Officer

6-1162-CAF-0390
***		Page 2
BOEING PROPRIETARY